                               PROXY STATEMENT
                           PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                           HECLA MINING COMPANY
               (Name of Registrant as Specified in Its Charter)

                          MICHAEL B. WHITE, SECRETARY
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):   N/A
[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]  $500 per Each Party to the Controversy Pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee Computed on Table Below Per Exchange Act Rules 14a-6(i)(4)
       and 0-11.

  (1)  Title of Each Class of Securities to Which Transaction Applies:

  (2)  Aggregate Number of Securities to Which Transaction Applies:

  (3) Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed Maximum Aggregate Value of Transaction:

  (5)  Total fee paid:

[   ]  Fee Paid Previously with Preliminary Materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)    Amount Previously Paid:

   (2)    Form, Schedule, or Registration Statement No:

   (3)    Filing Party:

   (4)    Date Filed:

[PRELIMINARY PROXY MATERIAL]


[Hecla Logo]


                                                    April 8, 2002


Dear Common or Preferred Shareholder:


    You are cordially invited to attend the Annual Meeting of Shareholders of Hecla Mining Company, which will be held at the corporate offices located at 6500 Mineral Drive in Coeur d'Alene, Idaho, on Friday, May 10, 2002, at 10 a. m., Pacific Daylight Time.

    In addition to the election of one director and approval of the selection of auditors for 2002, common shareholders will be asked to consider and approve (i) an amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock of the Corporation; (ii) an amendment to the existing 1995 Stock Incentive Plan; (iii) an amendment to the Corporation's existing Stock Plan for Nonemployee Directors; and (iv) the adoption of a Key Employee Deferred Compensation Plan. The preferred shareholders will be asked to elect two directors. In addition, reports of the Corporation's operations and other matters of interest will be made at the meeting. For information with respect to these matters, please refer to the Notice of Meeting and Proxy Statement.

    It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying proxy and mail it in the enclosed postage-paid envelope as promptly as possible.

    Thank you for your cooperation.

                             Sincerely,

                             /s/ Arthur Brown


                            Arthur Brown
                            Chairman and Chief Executive Officer

                      HECLA MINING COMPANY
                       6500 Mineral Drive
                 Coeur d'Alene, Idaho 83815-8788
                        _________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on
                          May 10, 2002


    The Annual Meeting of Shareholders of Hecla Mining Company (the "Corporation") will be held at the corporate offices located at 6500 Mineral Drive in the city of Coeur d'Alene, state of Idaho, on Friday, May 10, 2002, at 10 a.m., Pacific Daylight Time, for the following purposes:

For Common Shareholders:

    (1) To elect one member of the Board of Directors of the Corporation to serve for a three-year term or until his respective successor is elected and has qualified;

    (2) To consider and vote upon an amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock of the Corporation from 100,000,000 to 200,000,000;

    (3) To consider and vote upon (i) a proposed amendment to the Corporation's 1995 Stock Incentive Plan to increase the maximum number of shares of Common Stock that may be issued under the plan from 3,000,000 to 6,000,000; and (ii) to extend the term of the 1995 Stock Incentive Plan from 10 years to 15 years;

    (4) To consider and vote upon a proposed amendment to the Corporation's Stock Plan for Nonemployee Directors to (i) increase the maximum number of shares of Common Stock that may be issued under the plan from 120,000 to 1,000,000; and (ii) to change the number of shares of Common Stock to be delivered to each nonemployee director annually from 1,000 shares to that number of shares determined by dividing $10,000 by the average closing price for the Corporation's Common Stock on the New York Stock Exchange for the prior calendar year;

    (5) To consider and vote upon the adoption of a Key Employee
Deferred Compensation Plan and to authorize a total of 6,000,000 shares of Common Stock of the Corporation to be issued under the plan;

    (6) To consider and vote upon the selection of BDO Seidman
LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2002; and

    (7) To transact such other business as may properly come before the annual meeting or any postponements or adjournments thereof.

For Preferred Shareholders:

    (1) To elect two members to the Board of Directors of the Corporation to serve for three-year terms or such earlier date as described in the Proxy Statement.

    The close of business on March 14, 2002, has been fixed as the record date for the determination of the common and preferred shareholders entitled to notice of, and to vote at, the annual meeting and at any postponements or adjournments thereof.

                             By Order of the Board of Directors

                             MICHAEL B. WHITE
                             Secretary

April 8, 2002
-----------------------------------------------------------------
    Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying white proxy for common shareholders and blue proxy for preferred shareholders and mail it at once in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.
-----------------------------------------------------------------

                      HECLA MINING COMPANY
                       6500 Mineral Drive
                 Coeur d'Alene, Idaho 83815-8788
                          208-769-4100
                         _______________

                  P R O X Y  S T A T E M E N T
                           Relating to
                 ANNUAL MEETING OF SHAREHOLDERS
                   to be held on May 10, 2002
                         _______________

                          INTRODUCTION

    This Proxy Statement is being furnished by the Board of Directors of Hecla Mining Company, a Delaware corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock, par value $0.25 per share (the "Common Stock"), and to holders of shares of Series B Cumulative Convertible Preferred Stock (the "Preferred Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, May 10, 2002, and any postponements or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about April 8, 2002.

       PURPOSES OF ANNUAL MEETING FOR COMMON SHAREHOLDERS

Election of Director

    At the Annual Meeting, common shareholders entitled to vote will be asked to consider and to take action on the election of one director to the Corporation's Board of Directors, to serve for a three-year term.

Increase in Number of Authorized Shares of Common Stock

     At the Annual Meeting, common shareholders will be asked to consider and take action on an amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock of the Corporation from 100,000,000 to 200,000,000.

Amendment to 1995 Stock Incentive Plan

    At the Annual Meeting, common shareholders will be asked to consider and take action on (i) a proposed amendment to the Corporation's 1995 Stock Incentive Plan to increase the maximum number of shares of Common Stock that may be issued under the plan from 3,000,000 to 6,000,000; and (ii) to extend the term of the 1995 Stock Incentive Plan from 10 years to 15 years.

Amendment to Stock Plan for Nonemployee Directors

    At the Annual Meeting, common shareholders will be asked to consider and take action on a proposed amendment to the Corporation's Stock Plan for Nonemployee Directors to (i) increase the maximum number of shares of Common Stock that may be issued under the plan from 120,000 to 1,000,000; and (ii) change the number of shares of Common Stock to be delivered to each nonemployee director annually from 1,000 shares to that number of shares determined by dividing $10,000 by the average closing price for the Corporation's Common Stock on the New York Stock Exchange for the prior calendar year.

Adoption of the Key Employee Deferred Compensation Plan

    At the Annual Meeting, common shareholders will be asked to consider and take action on the adoption of a Key Employee Deferred Compensation Plan and to authorize a total of 6,000,000 shares of Common Stock of the Corporation to be issued under the Plan.

Selection of Independent Auditors

    At the Annual Meeting, common shareholders also will be asked to consider and take action approving the selection of BDO
Seidman LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2002.

      PURPOSE OF ANNUAL MEETING FOR PREFERRED SHAREHOLDERS

Election of Directors

    At the Annual Meeting, preferred shareholders entitled to vote will be asked to consider and take action on the election of two directors to the Corporation's Board of Directors, each to serve for a three-year term or until their term is earlier terminated in accordance with the Certificate of Designations of Preferred Stock.

                    VOTING AT ANNUAL MEETING

General

    The Board of Directors of the Corporation has fixed the close of business on March 14, 2002, as the record date (the "Record Date") for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were issued and outstanding ____________ shares of Common Stock entitled to vote, and there were issued and outstanding 2,300,000 shares of Preferred Stock entitled to vote. A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business by common shareholders at the Annual Meeting. A majority of the outstanding shares of Preferred Stock will constitute a quorum for the transaction of business by preferred shareholders at the Annual Meeting. The shareholders of record on the Record Date of the shares of Common Stock and Preferred Stock entitled to vote at the Annual
Meeting are entitled to cast one vote per share on each matter submitted to a vote of that class of shares at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of the Common Stock or Preferred Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Adoption of the proposed amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect to amending the Corporation's Certificate of Incorporation. The approval of the amendments to the stock plans, the adoption of the Key Employee Deferred Compensation Plan and the approval of the independent auditors require the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present; abstentions would have the effect of negative votes for these matters; broker nonvotes are not counted for purposes of determining the number of shares present, and thus would have no effect on these matters.

Common Shareholder Proxies (WHITE)

    Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed WHITE proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on any proxy, the shares represented by such proxy will be voted:
(1) FOR the election of one nominee for election as director;
(2) FOR the increase in the authorized number of common shares;
(3) FOR the approval of the amendments to the 1995 Stock Incentive Plan; (4) FOR the approval of the amendments to the Stock Plan for Nonemployee Directors; (5) FOR the adoption of a Key Employee Deferred Compensation Plan; (6) FOR the approval of BDO Seidman LLP as the Corporation's independent auditors; and
(7) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. A common shareholder who has executed and returned a WHITE proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation or by attending the Annual Meeting and voting in person. Attendance in person at the Annual Meeting will not, in itself, be sufficient to revoke a proxy.

Preferred Shareholder Proxies (BLUE)

    Shares of Preferred Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed BLUE proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on any proxy, the share represented by such proxy will be voted FOR the election of Mr. David J. Christensen and Dr. Anthony P. Taylor for directors. A preferred shareholder who has executed and returned a BLUE proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation or by attending the Annual Meeting and voting in person. Attendance in person at the Annual Meeting will not, in itself, be sufficient to revoke a proxy.

Expenses of Solicitation

    The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to common and preferred shareholders. In addition to the solicitation of proxies by use of the mail, the directors, officers and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or otherwise. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of the shares of Common Stock and Preferred Stock held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with such activities.

             ELECTION OF COMMON SHAREHOLDER DIRECTOR

    The authorized number of directors elected by the common shareholders of the Corporation is currently nine, but is being reduced to seven at this Annual Meeting. In addition, two directors are to be elected at this Annual Meeting by the preferred shareholders in accordance with the Certificate of Designations of Preferred Stock. In accordance with the Corporation's Certificate of Incorporation, its Board of
Directors is divided into three classes. The terms of office of the directors in each of such classes expire at different times. There are three directors whose terms will expire at the Annual Meeting of Shareholders in 2002, namely Messrs. Phillips S.
Baker, Jr., Leland O. Erdahl and Paul A. Redmond. Mr. Erdahl has reached the mandatory retirement age for directors and cannot stand for re-election. Mr. Redmond has elected not to seek an additional term on the Board of Directors. As a result, the number of directors will be reduced to seven at the expiration of the current term for Messrs. Erdahl and Redmond, and thereafter increased to nine in accordance with the Certificate of Designations of Preferred Stock. At the November 6, 2001 quarterly meeting of the Board of Directors, the number of directors constituting the Board of Directors was increased from eight to nine and Mr. Phillips S. Baker, Jr. was elected to the Board of Directors to fill the vacancy. Mr. Baker's term will expire at the Annual Meeting of Shareholders. Mr. Baker has been designated by the Board of Directors of the Corporation as a nominee for election as a director of the Corporation for a three-year term expiring in 2005. The terms of Messrs. Arthur Brown, John E. Clute and Joe Coors, Jr. will expire in 2003. The terms of Messrs. Ted Crumley, Charles L. McAlpine and Jorge
E. Ordonez C. will expire in 2004.

    It is intended that the WHITE proxies solicited hereby will be voted FOR election of Mr. Baker, unless authority to do so has been withheld. The Board of Directors knows of no reason why Mr. Baker will be unable or unwilling to accept election. However, if Mr. Baker becomes unable to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee submitted by the Directors Nominating Committee of the Board of Directors. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

Nominee

    Mr. Baker is the nominee for director for a three-year term which will expire in 2005:

                                                              Year
                                                Age at        First
                                                May 10,       Became
Principal Occupation and Other Directorships      2002       Director
--------------------------------------------   ---------     --------

PHILLIPS S. BAKER, JR.  President and
Chief Operating Officer of the
Corporation since November 2001; Vice
President - Chief Financial Officer of
the Corporation from May 2001 to
November 2001; Vice President and Chief
Financial Officer of Battle Mountain Gold
Company from March 1998 to January 2001;
Vice President and Chief Financial
Officer of Pegasus Gold Corporation from
January 1994 to January 1998                       42          2001

Remaining Directors

     The remaining directors whose present terms of office will continue after the meeting and will expire in 2003 are as follows:

                                                               Year
                                                 Age at       First
                                                 May 10,      Became
Principal Occupation and Other Directorships      2002       Director
--------------------------------------------    ---------    --------

ARTHUR  BROWN.   Chairman of  the  Board  of
Directors  of  the  Corporation  since  June
1987;  also Chief Executive Officer  of  the
Corporation since May 1987; President of the
Corporation from May 1986 to November  2001;
Chief  Operating Officer of the  Corporation
from  May  1986 to May 1987; Executive  Vice
President of the Corporation from  May  1985
to  May 1986; held various positions  as  an
officer  of  the  Corporation  since   1980;
employed  by  the  Corporation  since  1967;
Director,  AMCOL  International  Corporation
(an  American industrial minerals  company);
Director,  Idaho Independent Bank; Director,
Southern  Africa  Minerals  Corporation   (a
Canadian mining company)                           61          1983

JOHN E. CLUTE.  Professor of Law, Gonzaga
University School of Law from 2001 to
present; Dean, Gonzaga University School of
Law from 1991 to 2001; Senior Vice
President, Human Resources and General
Counsel of Boise Cascade Corporation
(manufacturer of paper and forest products)
from 1982 to 1991; employed by Boise Cascade
Corporation in various other capacities
since March 1965; Director, The Jundt Growth
Fund, Inc.; Director, Jundt Funds, Inc.
(Jundt U.S. Emerging Growth Fund, Jundt
Opportunity Fund, Jundt Mid-Cap Growth Fund,
Jundt Science & Technology Fund and Jundt
Twenty-Five Fund); Director, American Eagle
Funds, Inc. (American Eagle Capital
Appreciation Fund, American Eagle Large-Cap
Growth Fund and American Eagle Twenty Fund);
Director, RealResume, Inc. (computerized
employment and personnel services)                 67          1981

JOE COORS, JR.  Retired Chairman of the
Board and Chief Executive Officer,
CoorsTek, Inc. (formerly Coors Ceramics
Company); Director, Children's
Technology Group; Director, Fellowship of
Christian Athletes for the state of
Colorado; Retired Chairman of the Air
Force Memorial Foundation                          60          1990

     The remaining directors whose present terms of office will continue after the meeting and will expire in 2004 are as follows:

                                                              Year
                                                Age at        First
                                                May 10,      Became
Principal Occupation and Other Directorships      2002       Director
--------------------------------------------    ---------    --------

TED CRUMLEY.  Senior Vice President and
Chief Financial Officer of Boise Cascade
Corporation (manufacturer of paper and
forest products) from 1994 to present; Vice
President and Controller of Boise Cascade
Corporation from 1990 to 1994; other
positions held at Boise Cascade Corporation
from 1972 to 1990                                  57          1995

CHARLES L. McALPINE.  President of
Arimathaea Resources Inc. (a Canadian gold
exploration company) from December 1982 to
June 1992; President of Campbell
Chibougamau Mines Ltd. (a Canadian copper-
gold mining company) from 1969 to 1979;
Director, First Tiffany Resource
Corporation; Director, Goldstake
Explorations Inc.; Director, Postec Systems
Inc.                                               68          1989

JORGE E. ORDONEZ C.  President and Chief
Executive Officer, Ordonez Profesional
S.C.; Director, Altos Hornos de Mexico,
S.A. de C.V.; Director, Minera Carbonifera
Rio Escondido, S.A. de C.V.; Director,
Grupo Acerero del Norte, S.A. de C.V.;
Director, Fischer-Watt Gold Co., Inc.; Vice
President, Minera Montoro, S.A. de C.V.;
former Chief Executive Officer, Empreasas
Frisco, S.A. de C.V.; former Chief
Executive Officer, Alfa Industrias-Div.
Minas; recipient of Mexican national
Geology Recognition in 1989; elected to
Mexican Academy of Engineering in 1990             62          1994

           ELECTION OF PREFERRED SHAREHOLDER DIRECTORS

     As a result of the retirement of Mr. Leland O. Erdahl from the Board of Directors and the determination of Mr. Paul A. Redmond not to stand for re-election to the Board of Directors at the Annual Shareholders Meeting on May 10, 2002, the Board of Directors, effective on the expiration of the term of office of Messrs. Erdahl and Redmond, has elected to reduce the number of directors constituting the Board of Directors from nine to seven. Immediately thereafter, the number of directors constituting the Board of Directors will be increased by two directors for a total of nine directors (seven directors elected by the holders of the Corporation's Common Stock and two directors to be elected by the holders of the Corporation's Preferred Stock). The increase in two directors was in accordance with the provisions of the Certificate of Designations of Preferred Stock which provide that if the Corporation fails to declare and pay or set aside for payment the equivalent of six quarterly dividends, whether or not consecutive, the number of directors constituting the Board of Directors of the Corporation shall be increased by two and the holders of the Preferred Stock shall elect two additional directors of the Corporation to fill such newly created directorships. On January 1, 2002, the equivalent of six quarterly dividends on the Preferred Stock were not declared and paid or set apart for payment by the Corporation. On
February 7, 2002, the Corporation issued a press release advising the holders of Preferred Stock of their right to elect two additional directors at the Annual Meeting. The press release set forth the nominating time frame and how preferred shareholders could obtain the procedures to nominate director candidates to the Corporation. We have included information for each of the nominations we received by the close of business on March 7, 2002, which included the information regarding the nominee and a signed consent to being listed as a director nominee. Each director elected by the holders of Preferred Stock will hold office for a period of three years until his successor has been elected and has qualified or until his term is earlier terminated in accordance with the Certificate of Designations of Preferred Stock.

     The Board of Directors recommends that holders of Preferred Stock vote for the election of David J. Christensen and Dr. Anthony P. Taylor. The Board of Directors believes the extensive mining industry, financial and geological expertise demonstrated by David J. Christensen and Dr. Anthony P. Taylor will allow them to represent the preferred shareholders very well as members of Hecla Mining Company's Board of Directors.

Nominees

    The nominees two for director positions for three-year terms which will expire in 2005 or until their term is earlier terminated in accordance with the Certificate of Designations of Preferred
Stock are as follows:

                                                    Age at
 Principal Occupation and Other Directorships    May 10, 2002
 --------------------------------------------    -------------

 DAVID J. CHRISTENSEN.  Retired Global
 Coordinator and First Vice President from
 Merrill Lynch & Co.; Vice President and
 Precious Metals Equity Analyst with
 Merrill Lynch & Co. from 1994 to 1998;
 Portfolio Manager of Franklin Gold Fund
 and Valuemark Precious Metals Funds for
 Franklin Templeton Group from 1990 to
 1994; other positions held at Franklin
 from 1987 to 1990                                  40

 JAMES C. ELKINS.  Independent consultant
 in the health and medical profession; Vice
 President of Science and Technology for a
 multinational medical imaging company;
 Faculty/Research Associate for the
 University of Minnesota; Research
 Associate to Hariot-Watt University in
 Edinburgh, Scotland; Research Associate to
 National Institute of Health in London,
 England                                            56

 DONALD J. MOORE.  Retired from Dana
 Investment Advisers, a multibillion
 dollar institutional investment management
 company; President of Dana Investment
 Advisers from 1994 to 1999                         61

 CHRISTOPHER A. NASH.  Senior Vice
 President Financial Services of Fahnestock
 & Co. Inc.; employed by Fahnestock & Co.
 Inc. since 1981                                    49

 ANTHONY M. SORRENTINO.  President and
 owner, Sorrentino Metals & Bankruptcy
 Letter, Inc., since 1995; Vice President
 and metals analyst, Standard & Poor's from
 1989 to 1995; other positions held at
 Standard & Poor's from 1977 to 1988                47

                                                  Age at
 Principal Occupation and Other Directorships   May 10, 2002
 --------------------------------------------   -------------

 DR. ANTHONY P. TAYLOR.  President, CEO
 and Director, Millennium Mining
 Corporation since January 2000;
 President, Oakhill Consultants since
 October 1996; Vice President -
 Exploration, First Point US Minerals
 from 1997 to 1999; President, Great
 Basin Exploration & Mining Co., Inc.,
 from 1990 to 1996; Manager - Regional
 Exploration, Kennecott Exploration
 Company from 1987 to 1990; various
 exploration and geologist positions in
 the mining industry from 1964 to 1987              60

 HAROLD L. VOGEL.  Self-employed at Vogel
 Capital Management (early stage venture
 capital investments and trading) since
 1999; Senior Entertainment/Media Analyst
 at Cowen & Co. from 1996 to 1999; Senior
 Entertainment/Media Analyst at Merrill
 Lynch for 17 years                                 55


        CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                   AND COMMITTEES OF THE BOARD

     The Board of Directors met eight times during 2001. The standing committees of the Board of Directors are the Executive, Audit, Compensation, Directors Nominating, Technical and Finance committees.

     The Executive Committee, the members of which are Messrs. Brown (Chairman), Clute, Crumley, Erdahl and Redmond, did not meet in 2001. The Executive Committee is empowered with the same authority as the Board of Directors in the management of the business of the Corporation, except for certain matters enumerated in the Corporation's By-Laws which are specifically reserved to the full Board of Directors.

     The Audit Committee, the members of which are Messrs. McAlpine (Chairman), Coors and Ordonez, met three times in 2001. The Audit Committee's principal functions are to meet with the Corporation's independent auditors to review the financial statements contained in the Annual Report, to review the Corporation's system of internal accounting controls and to report to the Board of Directors thereon.

     The Compensation Committee, the members of which are Messrs. Crumley (Chairman), Clute, Coors, Erdahl and Redmond, met twice in 2001. The Compensation Committee's principal functions are to make recommendations to the Board of Directors concerning the compensation of executive officers of the Corporation and to administer the Corporation's stock-based plans.

     The Directors Nominating Committee, the members of which are Messrs. Erdahl (Chairman), Clute, McAlpine, Ordonez and Redmond, did not meet in 2001. The Directors Nominating Committee reviews and recommends to the Board of Directors nominees for election as directors at the Annual Meeting of Shareholders and nominees to fill vacancies on the Board of Directors. The Directors Nominating Committee will consider persons recommended by shareholders as nominees for election as directors, which recommendations are submitted in writing to the Secretary of the Corporation and include a statement as to the qualifications and willingness of such persons to serve on the Corporation's Board of Directors.

     The Technical Committee, the members of which are Messrs. Ordonez (Chairman), Erdahl and McAlpine, met one time in 2001. The principal function of the Technical Committee is to make recommendations to the Board of Directors concerning the advisability of proceeding with the exploration, development, acquisition or divestiture of mineral properties and/or operations.

     The Finance Committee, the members of which are Messrs. Coors (Chairman), Crumley and Ordonez, met one time in 2001. The principal functions of the Finance Committee are to develop and set the Corporation's long-term investment policies and to review the performance of the investment managers of the Corporation's pension trusts.

                    COMPENSATION OF DIRECTORS

     The Corporation compensates directors who are not employees of the Corporation for their services as follows: (i) a retainer fee of $3,000 per calendar quarter; (ii) $2,000 for each director's meeting attended; and (iii) $1,000 for attending any meeting of any Committee of the Board of Directors.

     In August 1994, the Corporation adopted a new Deferred Compensation Plan for directors which commenced January 1, 1995 (the "1994 Plan"). At the February 2001 quarterly Directors' meeting, the directors elected to terminate the 1994 Plan effective April 1, 2001, with payment of the dollar amounts and stock held under the plan to be paid or distributed out to the participants on a monthly basis over a 24-month period commencing April 15, 2001. If a director retires from or terminates his employment with the Corporation, the director is still entitled to a distribution of his account and stock held under the plan within a period of 60 days following the date of his termination of employment or retirement.

     In March 1995, the Corporation adopted the Hecla Mining Company Stock Plan for Nonemployee Directors (the "Directors Stock Plan"), which became effective following shareholder approval on May 5, 1995, and is subject to termination by the Board of Directors at any time. See "Amendment to Stock Plan for Nonemployee Directors" for a description of the Directors Stock Plan.

               COMPENSATION OF EXECUTIVE OFFICERS

Report of the Compensation Committee on Executive Compensation

Overall Policy
--------------

     Compensation of the Corporation's executive officers rests in the discretion of the Board of Directors, and the Compensation Committee of the Board of Directors is charged with considering specific information and making recommendations to the full Board of Directors with respect to compensation matters. The Compensation Committee is currently comprised of five nonemployee directors who are appointed annually by the Corporation's Board of Directors. The Compensation Committee's consideration and recommendations regarding executive compensation are guided by a number of factors including overall corporate performance and returns to shareholders. The overall objectives of the Corporation's executive compensation package are to attract and retain the best possible executive talent, to motivate the Corporation's executives to achieve goals consistent with the Corporation's business strategy, to provide an identity between executive and shareholder interests through stock-based plans and finally, to provide a compensation package that recognizes an executive's individual contributions in addition to the Corporation's overall business results.

     The Compensation Committee periodically reviews the Corporation's executive compensation program. The Compensation Committee met twice in 2001 to consider various components of the executive compensation program. In making recommendations concerning executive compensation, the Committee reviews reports published by independent compensation consultants assessing compensation programs and reviews the Corporation's executive compensation, corporate performance, stock price appreciation and total return to shareholders against a peer group of public corporations made up of the Corporation's most direct competitors for executive talent. Because most executive skills and expertise are transferable between industries and business segments, the Compensation Committee believes the Corporation's most direct competitors for executive talent are not limited to those companies included in the peer group established for comparing shareholder returns. Thus, the Corporation's peer group used for compensation analysis includes, but is not limited to, the selected peer group identified in the Performance Graph shown on page _____. The Compensation Committee's periodic review ensures an ongoing evaluation of the correlation between the Corporation's performance and its executive compensation in the context of, and in comparison to, the compensation programs of other companies.

     The Compensation Committee recommends to the Board of Directors compensation levels and programs for the Chief Executive Officer, President and all Vice Presidents ("executive officers" as used in this report), including the individuals whose compensation is detailed in this proxy statement. In reviewing individual performance of executives whose compensation is detailed in this Proxy Statement, the Compensation Committee takes into account the views of Mr. Brown, the Corporation's Chief Executive Officer.

     The key elements of the Corporation's executive compensation consist of base salary, annual cash performance payments and stock-based grants. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Brown, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Corporation to the individual executive, including deferred compensation, pension benefits, supplemental retirement benefits, severance plans, insurance and other benefits, as well as the programs described below. While the Committee takes into consideration all the performance and other factors set forth below in setting base salaries, the Committee's deliberations for setting base salaries are essentially subjective, and no set quantitative formula determines the base salary level of any of the named executives. The Corporation adopted a performance payment plan in 1994 utilizing a quantitative formula to determine an executive's eligibility for annual performance payments in addition to base salary.

     The Committee analyzed the potential impact on the Corporation's executive compensation program of Section 162(m) of the Internal Revenue Code and the regulations thereunder, which generally disallow deductions for compensation in excess of $1.0 million per year to the five most highly compensated executives of a public company. Based upon its analysis, the Committee expects that all the compensation payable pursuant to its compensation program now in effect will be deductible.

Base Salaries
-------------

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies including those in the peer group.

     Annual salary adjustments which are made in May of each year for a 12-month period from June 1 to May 31, are determined by evaluating the performance of the Corporation and of each executive officer, and also taking into account new responsibilities for any particular officer. In the case of executive officers who are responsible for a particular business unit, such unit's financial, operating, cost containment and productivity results are also considered by the Committee. The Compensation Committee, where appropriate, also considers other corporate performance measures, including changes in market share, productivity, cost control, safety, environmental awareness and improvements in relations with customers, suppliers and employees. The Compensation Committee places a premium on cost containment and productivity for sectors of the Corporation's business that sell gold, silver and other commodities because the prices for these commodities are established by international markets. Base salaries for certain executive officers were increased commencing June 1, 2001, based upon the considerations described above.

     Although the Compensation Committee was satisfied with Mr. Brown's individual performance, based upon a comparison of base salaries of chief executive officers of the new peer group companies, the Corporation's lack of profitability in 2000, and the performance of the Common Stock, the Board of Directors did not increase Mr. Brown's base salary in 2001.

Annual Performance Payment
--------------------------

     In August 1994, the Corporation adopted a formal short-term performance payment plan based on the recommendation of the Compensation Committee. Under the plan, executive officers (seven in 2001) were eligible for annual cash/stock payments based upon a formula established in the plan covering the calendar year 2001 and generally described below. The plan formula for 2001 includes only overall corporate performance elements and did not include a departmental performance element or CEO discretion as the case in prior years. The Compensation Committee, based on recommendations of the Corporation's senior management, established targeted performance goals for the corporate performance element. For 2001, the performance goals included reducing environmental costs, addressing the capital structure of the Corporation, liquidity, meeting budget, and maintaining the listing of the Corporation's stock. Depending upon the operations' success in meeting the established goals, the Chief Executive Officer could be awarded an annual performance payment in the Corporation's Common Stock and cash of up to 36% of his annual base salary. The Vice President - Chief Financial Officer and the Vice President - General Counsel could be awarded an annual performance payment in stock and cash of up to 33% of their respective annual base salaries and all other Vice Presidents awarded an annual performance payment in stock and cash of up to 30% of their respective annual base salaries. At a quarterly board meeting after the first of the following year, the actual performance results are compared against the targeted performance goals. The targeted performance goals may be altered from year to year at the discretion of the Compensation Committee. The Compensation Committee reviews and approves individual performance payments for all eligible executives. The Compensation Committee has the sole discretion to increase or decrease the amount of performance pay under the plan. For 2001, the Compensation Committee determined to pay a portion of the annual performance bonus in cash and in the Corporation's Common Stock under the terms of the Corporation's 1995 Stock Incentive Plan. For 2001, Mr. Arthur Brown, the Corporation's Chief Executive Officer, received a bonus comprised of $48,252 in cash and 94,753 shares of the Corporation's Common Stock.

     Performance payments for other executives were awarded for 2001 at the February 22, 2002, Board meeting on the basis of corporate performance. For the named executives, the amounts are set forth in the Summary Compensation Table under the column Annual Compensation - Bonus.

Stock-Based Grants
------------------

     The Corporation uses two stock-based compensation plans, which are intended to give the Corporation a competitive advantage in attracting, retaining and motivating its officers and key employees, and are intended to provide the Corporation with the ability to provide incentives more directly linked to the profitability of the Corporation's business and increases in shareholder value.

     The 1987 Nonstatutory Stock Option Plan (the "1987 Plan") was approved by the shareholders in 1987 and provides that stock options may be granted to the Corporation's officers and key employees, including the individuals whose compensation is detailed in this Proxy Statement. The right to grant options under this plan expired in February 1997. Certain previously granted options remain available to exercise under the 1987 Plan. All options previously granted under the 1987 Plan were granted at the fair market value of the stock on the date of the grant.

     In May 1995, the shareholders of the Corporation approved the Corporation's 1995 Stock Incentive Plan, which provides for a variety of stock-based grants to the Corporation's officers and key employees, including the individuals whose compensation is detailed in this Proxy Statement. See "Amendment to 1995 Stock Incentive Plan" for a description of the plan and grants under the plan made in 2001. Stock options granted in 2001 to the five named executive officers are also summarized in the Summary Compensation Table under Long-Term Compensation Awards-Options.

     In 2001, Mr. Brown was granted nonstatutory stock options to purchase 200,000 shares of Common Stock under the 1995 Stock Incentive Plan at an exercise price of $1.13, which price was the fair market value of the stock on the date of grant. All options granted to Mr. Brown were granted under a vesting schedule where one-third, or 66,666 stock options were vested on the date of grant in 2001, one-third, or 66,666 will vest 12 months following the date of grant and one-third, or 66,668 will vest 18 months following the date of the original grant. As of February 1, 2002, Mr. Brown owned 112,288 shares of Common Stock and held options to purchase an additional 772,000 shares under the 1987 and 1995 plans. In addition, as of February 1, 2002, 93,988 shares of Common Stock are held in trust for Mr. Brown under the Corporation's terminated Executive Deferral Plan.
These shares will be distributed to Mr. Brown over the next 14 months as a result of the termination of the Executive Deferral Plan. The Compensation Committee believes that significant equity interests in the Corporation held by the Corporation's management align the interests of shareholders and management, and the Committee considered this in granting additional options to Mr. Brown.

Conclusion
----------

     The Corporation's executive compensation is primarily based upon individual, departmental and corporate performance and stock price appreciation. In 2001, as in previous years, a significant portion of the Corporation's executive compensation consisted of these performance-based variable elements. The Compensation Committee intends to continue the policy of relating executive compensation to corporate performance and returns to shareholders, recognizing that the ups and downs of the business cycle, particularly in the long-depressed price periods for a large portion of the Corporation's products, from time to time may result in an imbalance for a particular period. The Compensation Committee adjusts for factors such as these, which are beyond an executive's control, by exercising its qualitative judgment rather than employing strict quantitative formulas.

February 22, 2002
                                            Ted Crumley, Chairman
                                                    John E. Clute
                                                   Joe Coors, Jr.
                                                 Leland O. Erdahl
                                                  Paul A. Redmond

                          AUDITOR FEES

     Audit Fees. The aggregate fees quoted by BDO Seidman LLP for the 2001 annual audit and for the review of the Corporation's annual financial statements, including the financial statements in the Corporation's Form 10-Qs for the year ended
December 31, 2001, were $129,315.

     All Other Fees. Fees for all other nonaudit services rendered during 2001 were $3,725. The Corporation's audit committee has considered whether the provision of nonaudit services is compatible with maintaining the independence of the auditors.

                     AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by the Corporation under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Corporation under those statutes.

Membership and Role of the Audit Committee

     The Audit Committee consists of Messrs. Charles L. McAlpine,
Joe Coors, Jr., and Jorge E. Ordonez C. Each of the members of the Audit Committee is independent as defined under the New York
Stock Exchange rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Corporation's financial reporting activities. The committee meets with the Corporation's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Corporation's independent accountants. The committee met three times in 2001.

Review of the Corporation's Audited Financial Statements for the
Fiscal Year Ended December 31, 2001

     The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2001, with the Corporation's management. The Audit Committee has discussed with BDO Seidman LLP, the Corporation's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP required by Independence Standards Board Standard No. 1 (Communications with
Audit Committees), and the Audit Committee has discussed the independence of BDO Seidman LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

February 21, 2002
                                    Charles L. McAlpine, Chairman
                                                   Joe Coors, Jr.
                                              Jorge E. Ordonez C.

       Comparison of Five-Year Cumulative Total Return(1)



Hecla Mining, S&P 500, S&P 500 Gold & Precious Metal Mining Index and Peer Group(2)




                          [   GRAPH   ]






                                          S&P 500 Gold &
   Date           Hecla Mining   S&P 500  Precious Metal  Peer Group
   -----------------------------------------------------------------

   December 1996     $100.00     $100.00   $100.00        $100.00
   December 1997     $ 87.77     $133.32   $ 65.68        $ 41.97
   December 1998     $ 64.44     $171.33   $ 57.57        $ 28.11
   December 1999     $ 27.78     $207.33   $ 55.44        $ 20.38
   December 2000     $  8.89     $188.42   $ 45.65        $ 10.82
   December 2001     $ 16.71     $166.12   $ 51.82        $ 15.04
















(1) Total return assumes reinvestment of dividends on a quarterly basis.
(2) Peer Group: Agnico Eagle Mines Ltd., Cambior, Inc., Coeur d'Alene Mines Corp., Echo Bay Mines Ltd., TVX Gold, Inc.

                     EXECUTIVE COMPENSATION

Compensation for 2001

     The following table sets forth information regarding the aggregate compensation for the fiscal years ended December 31, 1999, 2000 and 2001, paid or accrued for (i) the Chief Executive Officer of the Corporation, and (ii) the four other most highly paid executive officers of the Corporation.

                   SUMMARY COMPENSATION TABLE

                                                                 Long-Term
                                                                Compensation
                                    Annual Compensation(1)        Awards
Name and Principal                 --------------------------   ------------   All Others
    Position                Year    Salary           Bonus      Options (2)  Compensation(3)
----------------------      ----   ---------      -----------   ------------  -----------
 Arthur Brown               2001   $ 402,500      $ 144,900(6)     200,000    $  43,776
  Chairman & Chief          2000   $ 402,500      $  49,616        100,000    $  40,460
  Executive                 1999   $ 402,500      $ 116,487        160,000    $ 139,205
  Officer

-----------------------     ----   ---------      ------------   ----------- ------------
 Michael B. White(5)        2001   $ 230,000      $  82,500(6)      75,000     $  12,528
  Vice President -          2000   $ 200,417      $  22,287         45,000     $  13,034
  General Counsel           1999   $ 187,000      $  39,486         75,000     $  13,232
   & Secretary

-----------------------     ----  ----------      ------------   ----------- ------------
 Phillips S. Baker, Jr.     2001   $ 162,500(4)   $  99,000(6)      60,000     $  49,609
  President & Chief         2000   $     -0-      $     -0-            -0-     $     -0-
  Operating Officer         1999   $     -0-      $     -0-            -0-     $     -0-

-----------------------     ----  ----------      ------------   ----------- ------------
 William B. Booth(5)        2001   $ 155,000      $  58,125(6)      60,000     $   4,889
  Vice President -          2000   $ 148,750      $  19,330         30,000     $   5,429
  Environmental &           1999   $ 140,000      $  29,468         50,000     $   4,625
  Government Affairs

-----------------------     ----  ----------      ------------   ----------- ------------
 Thomas F. Fudge, Jr.       2001   $ 150,000      $  58,125(6)      60,000     $   3,335
  Vice President -          2000   $ 127,300      $  19,683          7,000     $   2,522
  Operations                1999   $ 108,000      $  25,360          7,000     $   3,190
-----------------------     ----  ----------      ------------   ----------- ------------


     1. The annual compensation set forth in the table is based upon salaries of the Chief Executive Officer and other named executives established in May of each year for June 1 to May 31. This table reflects compensation paid to, or earned by, the executive officers during the fiscal year ending December 31 of each year.

     2. All options granted to the named executives in 2001 were granted under a vesting schedule described in Option Grants in Last Fiscal Year - footnote 1.

     3. "All Other Compensation" for the last fiscal year includes the following for Messrs. Brown, White, Baker, Booth and Fudge:
          (i) matching contributions under the Corporation's Executive Deferral Plan of $938, $164, $0, $194 and $0 for each named executive, respectively; (ii) the above market portion of interest accrued under the Corporation's Executive Deferral Plan of $36,150, $8,326, $0, $1,855 and $610 on behalf of each named executive, respectively; (iii) matching contributions under the Corporation's Capital Accumulation Plan of $2,550, $2,550, $141, $2,550 and $2,545 for each named executive, respectively;
          (iv) the dollar value benefit of premium payments for term life insurance coverage of $2,838, $488, $0, $290 and $180 for each named executive, respectively; (v) personal tax service provided by consultants at the expense of the Corporation for Mr. Brown, $1,300 and Mr. White, $1,000; and (vi) consulting fees paid to Mr. Baker during 2001 prior to Mr. Baker becoming an executive of the Corporation on May 1, 2001, in the amount of $49,468.

     4. Commencing on December 1, 2001, 25% of Mr. Baker's base salary is comprised of restricted common stock of the Corporation issued under the 1995 Stock Incentive Plan, which is distributed to Mr. Baker in substantially equal amounts in arrears on a quarterly basis through December 1, 2002. On February 1, 2002, Mr. Baker received the first such issuance of Common Stock, of which 6,345 shares were earned in December 2001. The fair market value of such stock on the date paid was $7,169.85, based on the $1.13 per share closing price of the Corporation's Common Stock on such date.

     5. Messrs. White and Booth have each elected to take early retirement under the Corporation's Early Retirement Program approved by the Board of Directors in November 2001. Mr. White will retire effective March 1, 2002, and Mr. Booth will retire effective March 16, 2002. Each has agreed to provide consulting services to the Corporation following retirement.

     6. The compensation under "Bonus" includes both a stock and cash component, as follows: Mr. Brown, 94,753 shares of Common Stock and $48,252 in cash; Mr. White, 53,949 shares of Common Stock and $27,473 in cash; Mr. Baker, 64,738 shares of Common Stock and $32,967 in cash; Mr. Booth, 38,009 shares of Common Stock and $19,356 in cash; and Mr. Fudge, 29,426 shares of Common Stock and $14,985 in cash. The shares of Common Stock were granted under the 1995 Stock Incentive Plan. The fair market value of the shares on the date of award was calculated by multiplying the number of shares by $1.02, the average closing price of the Corporation's Common Stock from July 2001 through December 2001.

              OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                    Potential
                                                                                 Realizable Value
                                                                                   at Assumed
                                                                                 Annual Rate of
                                                                                  Stock Price
                                                                                 Appreciation for
                                    Individual Grants                              Option Term(2)
-------------------------------------------------------------------------------  ------------------
                                       Individual
                                      Grants % of
                                      Total Options
                                       Granted to      Exercise or
                           Options    Employees in     Base Price:   Expiration
      Name                 Granted     Fiscal Year      $/Share         Date       5%        10%
-----------------------   ----------  --------------   -----------   ----------  -------   --------
 Arthur Brown              200,000       28.65%           $1.13        6/7/06    $62,440   $137,960
 Michael B. White           75,000       10.74%           $1.13        6/7/06    $23,415   $ 51,735
 William B. Booth           60,000        8.60%           $1.13        6/7/06    $18,732   $ 41,388
 Phillips S. Baker, Jr.     60,000        8.60%           $1.13        6/7/06    $18,732   $ 41,388
 Thomas F. Fudge, Jr.       60,000        8.60%           $1.13        6/7/06    $18,732   $ 41,388


     1. There are no tax-offset bonuses accompanying these options. One-third of the options were first exercisable on June 7, 2001, one-third shall vest on June 7, 2002, and one-third shall vest on December 7, 2002. All options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant.

     2. The potential realizable value shown in the table represents the maximum gain if held for the full five-year term at each of the assumed annual appreciation rates. Gains, if any, are dependent upon the actual performance of the Common Stock and the timing of any sale of the Common Stock received upon exercising the options.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES

     The following table shows information concerning the exercise of stock options during fiscal year 2001 by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                                       Value of
                        Shares                    Number of          Unexercised
                       Acquired               Unexercised Options      In-the-
                         on                      at FY-End (#)          Money-
                       Exercise     Value        Exercisable/         Options at
     Name                 (#)     Realized       Unexercisable          FY-End
---------------------- ---------  --------    -------------------    -----------
Arthur Brown              -0-        -0-        568,666/203,334          -0-
Michael B. White          -0-        -0-         220,750/95,750          -0-
William B. Booth          -0-        -0-         173,500/74,500          -0-
Thomas F. Fudge, Jr.      -0-        -0-          50,500/40,000          -0-
Phillips S. Baker, Jr.    -0-        -0-          20,000/40,000          -0-

Retirement Plan

     The officers of the Corporation participate in the Hecla Mining Company Qualified Retirement Plan (the "Retirement Plan"), which covers substantially all employees of the Corporation, except for certain hourly employees who are covered by separate plans. Contributions to the Retirement Plan, and the related expense or income, are based on general actuarial calculations and, accordingly, no portion of the Corporation's contributions, and related expenses or income, is specifically attributable to the Corporation's officers. The Corporation was not required to make a contribution for 2001. The Corporation also has an unfunded Supplemental Retirement Benefit Plan adopted in November 1985 (the "Supplemental Plan") under which the amount of any benefits not payable under the Retirement Plan by reason of the limitations imposed by the Internal Revenue Code and/or the Employee Retirement Income Security Act, as amended (the "Acts"), and the loss, if any, due to a deferral of salary made under the Corporation's Executive Deferral Plan and/or the Capital Accumulation Plan will be paid out of the general funds of the Corporation to any employee who may be adversely affected. Under the Acts, the current maximum annual pension benefit payable by the plan to any employee is $140,000 subject to specified adjustments. Upon reaching the normal retirement age of 65, each participant is eligible to receive annual retirement benefits in monthly installments for life equal to, for each year of credited service, 1% of final average annual earnings (defined as the highest average earnings of such employee for any 36 consecutive calendar months during the final 120 calendar months of service) up to the applicable covered compensation level (which level is based on the Social Security maximum taxable wage base) and 1.75% of the difference, if any, between final average annual earnings and the applicable covered compensation level. The Retirement Plan and Supplemental Plan define earnings for purposes of the plans to be "a wage or salary for services of employees inclusive of any bonus or special pay including gainsharing programs, contract miners' bonus pay and the equivalent."

     The following table shows estimated aggregate annual benefits under the Retirement Plan and the Supplemental Plan payable upon retirement to a participant who retires in 2001 at age 65 having the years of service and final average annual earnings as specified. The table assumes Social Security covered compensation levels as in effect on January 1, 2001.



Final Average                     Years of Credited Service
  Annual
  Earnings      5        10        15        20        25        30        35
--------------------------------------------------------------------------------

 $100,000     $ 7,434  $14,868  $ 22,301  $ 29,735  $ 37,169  $ 44,603  $ 52,036
  125,000       9,621   19,243    28,864    38,485    48,106    57,728    67,349
  150,000      11,809   23,618    35,426    47,235    59,044    70,853    82,661
  175,000      13,996   27,993    41,989    55,985    69,981    83,978    97,974
  200,000      16,184   32,368    48,551    64,735    80,919    97,103   113,286
  225,000      18,371   36,743    55,114    73,485    91,856   110,228   128,599
  250,000      20,559   41,118    61,676    82,235   102,794   123,353   143,911
  275,000      22,746   45,493    68,239    90,985   113,731   136,478   159,224
  300,000      24,934   49,868    74,801    99,735   124,669   149,603   174,536
  325,000      27,121   54,243    81,364   108,485   135,606   162,728   189,849
  350,000      29,309   58,618    87,926   117,235   146,544   175,853   205,161
  375,000      31,496   62,993    94,489   125,985   157,481   188,978   220,474
  400,000      33,684   67,368   101,051   134,735   168,419   202,103   235,786
  425,000      35,871   71,743   107,614   143,485   179,356   215,228   251,099
  450,000      38,059   76,118   114,176   152,235   190,294   228,353   266,411
  475,000      40,246   80,493   120,739   160,985   201,231   241,478   281,724
  500,000      42,434   84,868   127,301   169,735   212,169   254,603   297,036
  525,000      44,621   89,243   133,864   178,485   223,106   267,728   312,349

     Benefits listed in the pension table are not subject to any deduction for Social Security or other offset amounts. As of December 31, 2001, the following executive officers have completed the indicated number of full years of credited service:
A. Brown, 34 years; M. B. White, 21 years; P. S. Baker, less than 1 year; W. B. Booth, 16 years; and T. F. Fudge, 8 years.

Employment Agreements, Termination of Employment Arrangement and
Other Management Arrangements

    The Corporation has employment agreements (collectively, the "Agreements") with Messrs. Brown, Baker and Fudge (collectively, the "Executives" and individually, an "Executive").

    The Agreements were recommended to the Board of Directors by the Compensation Committee and were approved by the Board of Directors on the basis of such recommendation. The Agreements, which are substantially identical except for compensation provisions, provide that each of the Executives shall serve in such executive position as the Board of Directors may direct.
The Agreements become effective only upon a "Change of Control" of the Corporation (the "Effective Date"). The term of employment under the Agreements is two years from the Effective Date. The Agreements have a Change in Control period of three years, and this period is automatically renewed for an additional year in June of each year unless the Corporation gives notice of nonrenewal 60 days prior to the renewal date. Under the Agreements, a Change of Control of the Corporation is deemed to occur if a person (including a "group" under Section 13d-3 of the Securities Exchange Act of 1934, as amended, the "Exchange Act") becomes the beneficial owner of 20% or more of the voting power of the Corporation or if, as the result of a tender offer, merger, proxy fight or similar transaction, the persons who were previously directors of the Corporation cease to constitute a majority of the board. The Agreements are intended to ensure that, in the event of a Change of Control, each Executive will continue to receive payments and other benefits equivalent to those he was receiving at the time of a Change of Control for the duration of the term of the Agreement. The Agreements also provide, among other things, that should an Executive's employment be terminated by the Corporation or by the Executive for good reason (other than death, incapacity or misconduct) after the Effective Date of the Agreement, he would receive from the Corporation a lump-sum defined amount generally equivalent to two times the aggregate of his then annual base salary rate and his average annual bonus for the three years prior to the Effective Date. The Executives would also be entitled to lump-sum payments representing the difference in pension and supplemental retirement benefits to which they would be entitled on (i) the date of actual termination, and (ii) the end of the two-year employment period under the Agreements. The Corporation would also maintain such Executive's participation in all benefit plans and programs (or provide equivalent benefits if such continued participation was not possible under the terms of such plans and programs). An Executive whose employment has terminated would not be required to seek other employment in order to receive the defined benefits. The Agreements also provide that under certain circumstances the Corporation will make an additional gross-up payment if necessary to place the Executive in the same after-tax position as if no excise tax were imposed by the Internal Revenue Code. Pursuant to the Agreements between the Corporation and each of its named executive officers, if a Change of Control occurred and the named executive officers were each terminated as of December 31, 2001, the Executives would be entitled to the following estimated cash payments pursuant to the Agreements: Mr. Brown, $1,095,000;
Mr. Baker, $798,000; and Mr. Fudge, $390,000. These dollar amounts do not include amounts which would have otherwise been payable to each Executive if the Executive had terminated employment on the day prior to a Change of Control. Similar employment agreements with Mr. White and Mr. Booth terminated upon their retirement from the Corporation in March 2002.

Retention Agreements

    In 2001, the Corporation entered into Retention Agreements with Messrs. Brown, Baker, Booth, Fudge and White. The Agreements were recommended to the Board of Directors by the Compensation Committee and were approved by the Board of Directors on the basis of such recommendation. The Agreements, which are substantially identical except for compensation provisions, provide that so long as the Executive remains as an employee of the Corporation or working for the Corporation in some other capacity satisfactory to the Corporation, through June 30, 2002, the Executive would be entitled to a payment of 22% of the Executive's annual base salary. If the Executive remained with the Corporation through December 31, 2002, the Executive would be entitled to an additional payment of 44% of the Executive's annual base salary. The Agreements also provide for a payment of amounts due under the terminated Executive Deferral Plan, which have not been previously paid pursuant to the termination of the plan. If not previously distributed under the terminated Executive Deferral Plan, these payments would be made in July 2002 and January 2003.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

    To the knowledge of the Corporation, as of March 14, 2002, the only beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) of more than five percent (5%) of either class of the Corporation's equity securities entitled to vote at the annual meeting is shown in the table below:

-----------------------------------------------------------------------------
               Name & Address of Beneficial   Amount & Nature of   Percent of
Title of Class          Owner                 Beneficial Ownership    Class
-----------------------------------------------------------------------------

               Franklin Templeton Investments
               P.O. Box 997153
Preferred      Sacramento, CA 95899                     445,000       19.35%
-----------------------------------------------------------------------------
               Hecla Mining Company
                  Retirement Plan
               c/o Copper Mountain Trust, Trustee
Common         601 SW Second Ave., Suite 1800
               Portland, OR  97204                    4,610,174        6.32%
-----------------------------------------------------------------------------

    The following table presents certain information regarding the number and percentage of the shares of Common Stock beneficially owned by each current director, director nominee and executive officer of the Corporation and by all current directors, nominees and executive officers as a group, as of March 14, 2002. Except as otherwise indicated, the directors, nominees and officers have sole voting and investment power with respect to the shares beneficially owned by them.

                                      Amount and Nature
                         Title of       of Beneficial        Percent
Name of Individual        Class            Ownership         of Class
----------------------  ------------  -------------------  ------------

Arthur Brown            Common        939,695(1,4)           1.30%
Phillips S. Baker, Jr.  Common        160,880(1,5)         Less than 1%
William B. Booth        Common        248,017(1)           Less than 1%
John E. Clute           Common          7,300(3)           Less than 1%
Joe Coors, Jr.          Common          7,000(3)           Less than 1%
Ted Crumley             Common         10,539(3)           Less than 1%
Leland O. Erdahl        Common         48,575(3)           Less than 1%
Thomas F. Fudge, Jr.    Common         83,276(1)           Less than 1%
Charles L. McAlpine     Common          9,000(3)           Less than 1%
Jorge E. Ordonez C.     Common          7,000(3)           Less than 1%
Paul A. Redmond         Common          4,704(3)           Less than 1%
Michael B. White        Common        323,067(1)           Less than 1%

All named officers
and directors as a      Common      1,849,053(2)             2.50%
group

Preferred Nominees
-------------------

James C. Elkins         Preferred         200              Less than 1%
                        Common          3,000              Less than 1%

Harold L. Vogel         Preferred       1,700              Less than 1%
                        Common        110,000              Less than 1%

Donald J. Moore         Preferred       6,500              Less than 1%
                        Common            -0-              Less than 1%

Christopher A. Nash     Preferred          50              Less than 1%
                        Common            -0-              Less than 1%

Anthony M. Sorrentino   Preferred         800              Less than 1%
                        Common          2,500              Less than 1%


David J. Christensen    Preferred         -0-              Less than 1%
                        Common            -0-              Less than 1%


Dr. Anthony P. Taylor   Preferred         -0-              Less than 1%
                        Common            -0-              Less than 1%


All preferred           Preferred       9,250              Less than 1%
nominees as a group     Common        115,500              Less than 1%

     1. Includes the following number of shares of Common Stock issuable upon the exercise by the following individuals of options exercisable at March 14, 2002, or within 60 days thereafter: Mr. Baker, 20,000; Mr. Brown, 638,666; Mr. Booth, 208,000; Mr. Fudge, 50,500; and Mr. White, 266,500.

     2. Includes 1,183,666 shares issuable upon the exercise of options exercisable at March 14, 2002, or within 60 days thereafter.

     3. Includes the following number of shares credited to each nonemployee director, all of which are held in trust pursuant to the Corporation's Stock Plan for Nonemployee Directors:
          Mr. Clute, 7,000; Mr. Coors, 7,000; Mr. Crumley, 6,359;
          Mr. Erdahl, 7,000; Mr. McAlpine, 7,000; Mr. Ordonez, 7,000; and Mr. Redmond, 4,404. Each director disclaims beneficial ownership of all shares held in trust under the stock plan (see "Compensation of Directors" and "Amendment to Stock Plan for Nonemployee Directors").

     4. Includes 67,136 shares credited to Mr. Brown and 948 shares credited to Mr. Fudge under the Corporation's terminated Executive Deferral Plan as of May 1, 2002, all of which are held in trust pursuant to the plan and will be distributed to Mr. Brown and Mr. Fudge over a 10-month period after May 1, 2002. Messrs. Brown and Fudge disclaim beneficial ownership of all shares held in trust under the terminated Executive Deferral Plan.

     5. Includes 19,035 shares of restricted common stock as a component of base salary to be distributed to Mr. Baker on May 1, 2002, provided that he continues employment with the Corporation to that date.


     INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     As of December 31, 2001, there were 73,006,680 shares of Common Stock, par value $0.25 per share, outstanding and an additional 62,116 shares held as Treasury Stock. It is proposed to amend Section 1 of Article IV of the Certificate of Incorporation of the Corporation to increase the number of shares of Common Stock which the Corporation is authorized to issue from 100,000,000 to 200,000,000 shares. The additional authorized shares of Common Stock would be available for issuance from time to time, as determined by the Board of Directors, for appropriate corporate purposes such as facilitating the growth of the Corporation and for other corporate purposes including stock dividends, stock splits, acquisitions, financing and for employee benefit plans. There are no present plans or arrangements which would result in the issuance of any additional shares of Common Stock to be authorized, except for the possible issuance of stock pursuant to the Shareholder Rights Plan in connection with the Corporation's Share Purchase Rights Plan and a possible exchange of Common Stock for the Corporation's Preferred Stock in one or more private transactions or pursuant to a possible business combination. The Corporation currently has sufficient authorized shares of Common Stock for issuance pursuant to the 1987 and 1995 Stock Plans. The Board of Directors believes, however, that the authority to issue additional shares provides the Corporation with flexibility best suited to its needs. In addition, the flexibility to issue Common Stock can enhance the Board of Directors bargaining capability on behalf of the Corporation's shareholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Corporation's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of shares, by increasing the aggregate outstanding shares, and, thus, the number of shares required to accomplish such a transaction. The Corporation's Certificate of Incorporation currently requires approval of 80% of its voting stock to amend provisions relating to classification of the Board of Directors or to approve certain business combinations.

     No further action or authorization by the Corporation's shareholders would be necessary prior to the issuance of the additional shares authorized by the proposed amendment to Section 1 of Article IV of the Certificate of Incorporation unless required in a particular transaction by applicable provisions of the Certificate of Incorporation, law or by the regulations of a stock exchange or other regulatory agency. While increasing the number of such authorized shares will not affect any shareholder's present proportionate equity in the Corporation, any issuance of additional shares may occur at such times and under such conditions as may result in a dilution of the equity of the present shareholders in any earnings of the Corporation. The Corporation's shareholders do not have preemptive rights to subscribe for any of the Corporation's securities, and they will not have any such rights with respect to the additional shares of Common Stock proposed to be authorized. The Corporation intends to list the shares of the new Common Stock on the New York Stock Exchange when issued.

     The full text of the proposed revised Section 1 of Article
IV of the Certificate of Incorporation is set forth as follows:

                           ARTICLE IV.
                          CAPITAL STOCK

     Section 1. Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of capital stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares of capital stock which the Corporation shall have authority to issue is 205,000,000, the total number of shares of Preferred Stock shall be 5,000,000, and each such share shall have a par value of $0.25; the total number of shares of Common Stock shall be 200,000,000 and each such share shall have a par value of $0.25.

Vote Required for Approval

     Adoption of the proposed amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of outstanding shares of Common
Stock entitled to vote thereon.

     The Board of Directors recommends that shareholders vote
"FOR" the amendment to the Certificate of Incorporation authorizing an increase in the number of authorized shares of Common Stock.


               AMENDMENT TO THE CORPORATION'S 1995
                      STOCK INCENTIVE PLAN

Introduction

     Common shareholders are being asked to consider and vote on a proposal to amend the Corporation's 1995 Stock Incentive Plan (the "Incentive Plan") to (i) increase the maximum number of shares of Common Stock that may be issued under the plan from 3,000,000 to 6,000,000; and (ii) extend the term of the 1995 Stock Incentive Plan from 10 years to 15 years. The amendment to the Incentive Plan was approved by the Board of Directors on February 22, 2002, subject to shareholder approval. The Board of Directors believes it is in the best interest of the Corporation to increase the number of shares available under the plan and lengthen the duration of the plan so that the Corporation can continue to attract, retain and motivate officers and key employees. The Incentive Plan was originally adopted in March 1995 and became effective following shareholder approval on May 5, 1995.

Description of the Incentive Plan

     The following is a summary of the principal features of the Incentive Plan, as amended as described above. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan. Any shareholder who wishes to obtain a copy of the plan may do so by written request to the Secretary of the Corporation.

Eligibility

     Officers and employees of the Corporation, its subsidiaries and affiliates, designated by the committee of the board designated to administer the plan (the "Committee") who are responsible for or contribute to the management, growth and profitability of the Corporation are eligible to be granted awards under the Incentive Plan. No grant will be made under the Incentive Plan to a director who is not an officer or a salaried employee. The Board currently estimates that approximately 20 persons will participate in the Incentive Plan.

Plan Features

     As amended, the Incentive Plan authorizes the issuance of up to 6,000,000 shares of the Corporation's Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock and performance units. Prior to amendment, only 3,000,000 shares were available for issuance under the Incentive Plan. The shares available under the Incentive Plan can be divided among the various types of awards and participants as the Committee sees fit. The shares subject to grant under the Incentive Plan are to be made available from authorized but unissued shares or from treasury shares. Awards may be granted for such duration as the Committee may determine, except that the duration of an ISO may not exceed 10 years from its date of grant. No awards outstanding on the termination date of the Incentive Plan shall be affected or impaired by such termination. The Committee has broad authority to fix the terms and conditions of individual agreements with participants. As indicated above, several types of stock grants can be made under the Incentive Plan. A summary of the grants under the Incentive Plan is set forth below under "Receipt of Plan Benefits."

Stock Options

     The Incentive Plan authorizes the Committee to grant options to purchase the Corporation's Common Stock at an exercise price which cannot be less than 100% of the fair market value of such stock on the date of grant. The Incentive Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or the Corporation.
The duration of options shall be as determined by the Committee, but not longer than 10 years from the date of grant in the case of ISOs. The Committee also has the discretion to cash out options when they are exercised. The Committee will determine the time conditions under which options will become exercisable, and the extent to which they will be exercisable after the option holder's employment terminates. Generally, options terminate upon the option holder's termination of employment for cause (as defined in the Incentive Plan), and will remain exercisable for not more than one year after the option holder's death, not more than three years after the option holder's employment terminates because of disability, not more than five years after the option holder's retirement, and not more than three months after the option holder's employment terminates for any other reason (other than following a Change in Control of the Corporation [as defined in the Incentive Plan], in which case the options will remain exerciseable for not more than six months and one day from the date of termination). Options are not transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options, pursuant to a qualified domestic relations order or a gift to an optionee's children. Within the 60-day period from and after a Change in Control, the option holder has the right to elect to surrender all or part of the options to the Corporation and to receive cash in an amount specified in the Incentive Plan.

     As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is tax treatment. ISOs may only be granted to employees of the Corporation and its subsidiaries. See "Federal Income Tax Consequences" below.

SARs

     The Incentive Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the Incentive Plan. SARs are only exercisable at such time as the stock options to which they relate are exercisable. An SAR will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the specified option price multiplied by the number of shares for which the optionee is exercising the SAR. Such amount will be paid to the holder in stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine.
An SAR may be granted as an alternative to a previously or contemporaneously granted nonqualified option, but may only be granted contemporaneously with the grant of an ISO. Because an SAR is an alternative to an option, the option will be canceled to the extent that the SAR is exercised, and the SAR will be canceled to the extent the option is exercised or terminated. SARs are transferable only under the same circumstances as are applicable to options, described above.

Restricted Stock

     The Incentive Plan authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide prior to grant that restricted stock cannot vest unless applicable performance goals are satisfied. These performance goals must be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, shareholder return, total shareholder return, ore reserve growth, achievement of cost controls, production targets at specific mines or company-wide or prices of stock of the Corporation or certain subsidiaries, divisions or departments for or within which the participant is primarily employed, as appropriate. Such performance goals also may be based on the attainment of specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are referred to as "Performance Goals." The Committee may, in addition to requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by the Corporation. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

Performance Units

     The Incentive Plan authorizes the Committee to grant performance units payable in cash or shares of the Corporation's Common Stock, conditioned upon continued service and/or the attainment of Performance Goals (based on one or more of the measures described in the section entitled "Restricted Stock" above) determined by such Committee during an award cycle. An award cycle consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Committee will determine the number of performance units granted to a participant that have been earned and will deliver to such participant (i) the number of shares of Common Stock equal to the number of performance units determined by the Committee to have been earned, and/or (ii) the cash equal to the fair market value of such shares. The Committee may, in its discretion, permit participants to defer the receipt of performance units, provided that the election to defer payment is made prior to the commencement of the applicable award cycle.

     The Committee will have the authority to determine the officers and employees to whom, and the time or times at which, performance units will be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated (other than for Cause [as defined in the Incentive Plan]) or in the event of the participant's retirement, the Committee will have the discretion to waive, in whole or in part, any or all remaining payment limitations, provided, however, that the satisfaction of any applicable Performance Goals by an employee who has been determined by the Committee to be subject to Section 162(m) of the Internal Revenue Code (see "Federal Income Tax Consequences" below) cannot be waived unless such employee's employment is terminated by death or disability.

Tax Offset Bonuses

     At the time an award is made under the Plan or at any time thereafter, the Committee may grant to the participant receiving such award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

Administration

     The Incentive Plan will be administered by the Committee. The Committee must be composed of not less than two Disinterested Persons (as defined in the Incentive Plan), each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Internal Revenue Code. Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of the Corporation's Common Stock to be covered by each award, to determine the terms and conditions of any such awards, to modify the terms of any award (subject to limitation), to determine if an award may be settled in cash or Common Stock and to determine to what extent amounts payable with respect to an award shall be deferred. The Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Incentive Plan as it deems advisable, to interpret the terms and provisions of the Incentive Plan and any awards issued thereunder and to otherwise supervise the administration of the Incentive Plan. All decisions made by the Committee pursuant to the Incentive Plan will be final and binding.

Amendment and Discontinuance

     The Incentive Plan may be amended, altered or discontinued by the Board of Directors, but no amendment, alteration or discontinuance may be made that would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the Incentive Plan for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), or (ii) disqualify the Incentive Plan from the exemption provided by Rule 16b-3. The Incentive Plan may not be amended without shareholder approval to the extent such approval is required by law or agreement.

     The Incentive Plan provides that in the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, spin-off or other distribution of stock or property, or any reorganization or partial or complete liquidation of the

Corporation, the Committee or Board may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the Incentive Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Incentive Plan as may be determined to be appropriate by the Committee or Board, in their sole discretion. The Incentive Plan also provides that in the event of a Change in Control of the Corporation, as defined in the Incentive Plan, (i) any SARs and stock options outstanding as of the date of the Change in Control, other than SARs held by an individual actually subject to Section 16(b) of the Securities Exchange Act of 1934 which have not been outstanding for at least six months on such date, which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested, (iii) all performance units will be considered to be earned and payable in full and any deferral or other restrictions will lapse and such performance units will be settled in cash as promptly as practicable, and
(iv) stock options may be surrendered, subject to certain limitations, at any time during the 60-day period following a Change in Control, for a cash payment equal to the spread between the exercise price of the option and the Change in Control Price (as defined in the Incentive Plan).

Term

     As amended, the Incentive Plan will terminate 15 years after the effective date of the plan. Prior to amendment, the plan was to terminate 10 years after its effective date.

Receipt of Plan Benefits

     Because awards under the Incentive Plan are discretionary, it is not possible to determine what awards the Committee will grant under the plan, as amended, in the future. A partial summary of awards granted under the Incentive Plan during the Corporation's fiscal year ended December 31, 2001, is set forth in the table below. Awards of options, performance units and shares of restricted stock were made to the executives of the Corporation listed in the "Summary Compensation Table" in 2001. Information on those awards can be found as follows: (i) information regarding option grants can be found under "Option Grants in Last Fiscal Year"; and (ii) information regarding awards of restricted stock and performance units can be found in the "Salary" and "Bonus" columns and related footnotes, respectively, under "Summary Compensation Table." No SARs were issued under the plan in 2001.

                                                Shares of
                                               Common Stock
                                 Options to  issued pursuant
                       Dollar     Purchase    to Performance   Restricted
 Name and Position    Value(1)  Common Stock     Units(2)        Stock
--------------------  --------  ------------ ---------------  -----------

All Executive
Officers, as a group  $875,635    545,000        322,072         6,345
--------------------  --------  ------------ ---------------  -----------

Nonexecutive Officer
and Employee Group    $267,918    146,300        109,205          -0-
--------------------  --------  ------------ ---------------  -----------

     1. The value of the stock options is their potential realizable value which represents the maximum gain if held for the full five year term, assuming a 10% annual appreciation rate. Using this method, the dollar value of the stock options awarded to executive officers as a group is $375,941 (assuming a 5% annual appreciation rate, the dollar value of the stock options would be $170,149) and the dollar value of the stock options awarded to nonexecutive officers and employees is $100,917.74 (assuming a 5% annual appreciation rate, the dollar value of the options would be $45,675). Gains, if any, are dependent upon the actual performance of the Common Stock and the timing of any sale of the Common Stock received upon exercising the options. The fair market value of the Common Stock component of the performance units on the date of award was calculated by multiplying the number of shares by $1.02, the average closing price of the Corporation's Common Stock from July 2001 through December 2001. The fair market value of the restricted stock on the date paid was $7,169.85, based on the $1.13 per share closing price of the Corporation's Common Stock on such date.

     2. The performance units consisted of an award of Common Stock (shown in the chart above) and cash in the amount of $164,011 to the executive officers as a group and $55,611 to the nonexecutive officers and employees.

Federal Income Tax Consequences

     The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical, and such laws are subject to change.

     A. Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Corporation will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six-month, short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers and directors of the Corporation), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise.
Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Internal Revenue Code. The Corporation, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

     B. ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (a) two years from the date of grant of the ISO, or (b) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

     C. Restricted Stock. A participant who is granted restricted stock may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted will be taxed as a capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Corporation. The Corporation is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of Internal Revenue Code Section 162(m) (see below).

     D. Performance Units. A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock subject to the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Corporation generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of Internal Revenue Code Section 162(m) (see below).

     The Incentive Plan has been designed to take into account recent tax law changes that impose limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives. Internal Revenue Code
Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation. Certain types of compensation, including options granted with a fair-market-value exercise price, and performance-based stock awards, are generally excluded from this deduction limit. The Corporation does not expect that it will pay compensation in excess of the $1 million limit in the foreseeable future. However, in an effort to ensure that options under the Incentive Plan will qualify for the exclusion for performance-based compensation, and to permit the Committee to grant other awards under the Incentive Plan that will also so qualify, the amendment to the Incentive Plan is being submitted to shareholders for approval at the 2002 Annual Meeting. By approving the amendment to the Incentive Plan, the shareholders will be approving, among other things, the performance measures and eligibility requirements with respect to various stock awards contained therein for purposes of Internal Revenue Code Section 162(m).

     The Committee will have the authority to grant awards (other than options) under the Incentive Plan that are not subject to performance goals and therefore will not qualify as performance-based compensation for purposes of Internal Revenue Code
Section 162(m). Finally, under certain circumstances such as death, disability and change in control (all as defined in the Incentive Plan), awards that would otherwise so qualify may result in the payment of compensation that is not qualified under Internal Revenue Code Section 162(m).

Vote Required for Approval

     Adoption of the proposed amendments to the 1995 Stock
Incentive Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting.

     The Board of Directors recommends the shareholders vote
"FOR" the amendments to the 1995 Stock Incentive Plan.

        AMENDMENT TO STOCK PLAN FOR NONEMPLOYEE DIRECTORS

Introduction

     Common shareholders are being asked to consider and vote on a proposal to amend the Corporation's Stock Plan for Nonemployee Directors (the "Directors Stock Plan") to (i) increase the maximum number of shares of Common Stock that may be issued under the plan from 120,000 to 1,000,000, and (ii) to change the number of shares of Common Stock to be credited to each nonemployee director annually from 1,000 shares to that number of shares determined by dividing $10,000 by the average closing price for the Corporation's Common Stock on the New York Stock Exchange for the prior calendar year. The amendment to the Directors Stock Plan was approved by the Board of Directors on February 22, 2002, subject to shareholder approval. The Board of Directors believes it is in the best interest of the Corporation to increase the number of shares available under the plan and to have a determinable value to the credited shares so that the Corporation can continue to attract and retain qualified persons to serve as directors. The Directors Stock Plan was originally adopted in March 1995 and became effective following shareholder approval on May 5, 1995.

Description of the Directors Stock Plan

     The following is a summary of the principal features of the Directors Stock Plan, as amended as described above. The summary, however, does not purport to be a complete description of all the provisions of the Directors Stock Plan. Any shareholder who wishes to obtain a copy of the plan may do so by written request to the Secretary of the Corporation.

     The Directors Stock Plan, as amended, provides that each nonemployee member of the Board of Directors will be credited annually on May 30 with shares of the Corporation's Common Stock (the "Stock Retainer") in addition to the current annual cash retainer paid to such directors. It is anticipated that following the shareholders meeting, there will be seven nonemployee directors on the Corporation's Board. Nonemployee directors are members of the Corporation's Board who are not full-time employees of the Corporation or any subsidiary. Under the amended plan, on May 30 in each year, each nonemployee director will be credited a number of shares of the Corporation's Common Stock determined by dividing $10,000 by the average closing price for the Corporation's Common Stock on the New York Stock Exchange for the prior calendar year. Prior to the amendment, nonemployee directors were credited 1,000 shares of Common Stock each year. Nonemployee directors who join the Board of Directors after May 30 of any year will be credited with a pro rata grant of shares when they join the Board. Stock Retainer shares may not be sold until at least six months following the date they are credited.

     As amended, the maximum number of shares of Common Stock which may be granted pursuant to the Directors Stock Plan is 1,000,000, subject to adjustment. In the event of any change in the Common Stock by reason of any stock dividend, split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation or other change in capitalization, appropriate adjustment shall be made by the Plan Committee (as defined below) in the number and kind of shares subject to the plan and any other relevant provisions of the plan, whose determination shall be binding and conclusive on all persons.

     Under the Directors Stock Plan, the Stock Retainers will be delivered to a director on or beginning on the earlier to occur of (i) the death of the director; (ii) the disability of the director preventing continued service on the Board; (iii) the retirement of the director from service; (iv) a cessation of a director's service to the Corporation for any reason other than
(i) through (iii) above; or (v) a Change in Control in the Corporation (as defined in the Directors Stock Plan). Subject to certain restrictions, directors may elect to receive the Stock Retainers on such date or in annual installments thereafter over 5, 10 or 15 years. Upon delivery, a director will receive the Stock Retainers plus dividends or other distributions with respect to the Stock Retainers, plus interest at a rate equal to the Corporation's cost of funds on all such distributions other than stock of the Corporation.

     The Corporation may contribute all Stock Retainers to a trust, to be held together with any dividends and distributions with respect thereto, until they are delivered in accordance with the terms of the Directors Stock Plan and the nonemployee directors' elections thereunder. The assets of the trust will remain subject to the claims of the Corporation's creditors.

     The Directors Stock Plan shall be administered by a committee consisting of the Chief Executive Officer, the Treasurer, the Controller and the General Counsel of the Corporation (the "Plan Committee"), which will have full authority to construe and interpret the Directors Stock Plan, to establish, amend and rescind rules and regulations relating to the Directors Stock Plan, and to take all such actions and make all such determinations in connection with the Directors Stock Plan as the Plan Committee may deem necessary or desirable.

     The Board may from time to time make such amendments to the Directors Stock Plan as it may deem proper and in the best interest of the Corporation without further approval of the Corporation's shareholders, provided that, to the extent required to qualify transactions under the Directors Stock Plan for exemption under Rule 16b-3, no amendment to the Directors Stock Plan will be adopted without further approval of the Corporation's shareholders in the manner prescribed in the Directors Stock Plan. In addition, the Directors Stock Plan may not be amended without shareholder approval to the extent such approval is otherwise required by law or agreement. In addition, the Board may terminate the Directors Stock Plan at any time.

Receipt of Plan Benefits

     Following the amendment, on May 30, 2002, each of the seven nonemployee directors could receive 10,417 shares of Common
Stock under the plan (calculated by dividing $10,000 by $0.96, the average closing price for the Common Stock in 2001). None of the executive officers named in the chart under the heading "Summary Compensation Table" is eligible to participate in the Directors Stock Plan, nor are other officers or employees.

Federal Income Tax Consequences

     The following discussion is intended only as a brief summary of the federal income tax rules relevant to the Stock Retainer.
The laws governing the tax aspects of awards are highly technical, and such laws are subject to change.

     A nonemployee director will not recognize taxable income upon the crediting of a Stock Retainer, but will recognize taxable compensation income upon the later of (i) receipt of a Stock Retainer, and (ii) if the nonemployee director is then subject to the six-month, short-swing profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, six months thereafter, unless such nonemployee director elects to be taxed upon receipt. Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after grant in accordance with the regulations under Section 83(b) of the Internal Revenue Code. The amount of income will equal the fair market value of the Common Stock received, measured on the date the nonemployee director recognizes the compensation income. Dividends and other distributions that are made with respect to Stock Retainers prior to delivery will also be taxed as compensation income to the nonemployee directors when received by them, as will any interest paid thereon. The Corporation, in computing its federal income tax, will generally be entitled to compensation deductions at the same times and in the same amounts as the nonemployee directors recognize taxable compensation income.

Vote Required for Approval

     Adoption of the proposed amendments to the Stock Plan for Nonemployee Directors will require the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting.

     The Board of Directors recommends the shareholders vote
"FOR" the amendments to the Stock Plan for Nonemployee Directors.

                       PROPOSAL TO APPROVE
                      HECLA MINING COMPANY
             KEY EMPLOYEE DEFERRED COMPENSATION PLAN

Introduction

     Common shareholders are being asked to consider and vote on a proposal to approve the Key Employee Deferred Compensation Plan and to authorize a total of 6,000,000 shares of Common Stock of the Corporation to be issued under the plan. On February 22, 2002, the Board of Directors of Hecla Mining Company adopted the Hecla Mining Company Key Employee Deferred Compensation Plan (the "Plan"), subject to shareholder approval. The Plan permits each participant to defer eligible compensation and/or cash incentive compensation which will be payable in the form of shares of the Corporation's Common Stock or in cash on the date or dates selected by the participant or on such other date or dates specified in the Plan or in the form of a discounted stock option. The Plan is being submitted to the Common shareholders of Hecla Mining Company for approval in order to comply with the requirements of the New York Stock Exchange regarding the issuance of up to 6,000,000 shares of the Corporation's Common Stock under the Plan. If the shareholders do not approve the Plan, the Plan will be void and of no effect.

Description of the Plan

     The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Purpose

     The purpose of the Plan is to assist the Corporation in attracting and retaining key employees, encouraging their long-term commitment to the success of the Corporation, reducing cash expenditures of the Corporation, and offering key employees an opportunity to defer compensation, increase their equity ownership in the Corporation, and participate in the increase in value of the Corporation. The Plan is a nonqualified deferred compensation plan which is not subject to the qualification requirements of Section 401(a) of the Internal Revenue Code and which allows participants to defer compensation until a future date.

Administration

     The Corporation is the administrator of the Plan. However, the Compensation Committee of the Board of Directors of the Corporation
(the "Committee") has the authority to act on behalf of the Corporation with respect to Plan administration. The Committee has the authority, duty and power to interpret and construe the provisions of the Plan, to adopt, establish and revise rules, procedures and regulations relating to the Plan, determine the conditions subject to which any Plan benefits may be payable, resolve all factual and legal questions concerning the status and rights of participants under the Plan, including, but not limited to, eligibility for benefits, and make any other determinations which the Committee believes are necessary or advisable for the administration of the Plan.

Eligibility

     Each executive officer or key management level employee of the Corporation and participating affiliates who are highly compensated are eligible to participate in the Plan, subject to approval of the Committee. Currently, there are approximately 20 employees who would be eligible to participate in the Plan. In addition, the Committee may also designate other management level or highly compensated employees to participate in the Plan.

Plan Benefits and Certain Terms and Conditions

     Participation in the Plan is voluntary. Under the Plan, a participant may elect to defer receipt of part or all of his or her eligible compensation and/or bonus awards. The deferral elections are required to be made before the beginning of the period of service for which the compensation is payable, provided that the participant is entitled to receive such compensation.
An election for any calendar year must be made before December 31 of the year preceding the year in which such compensation is expected to be earned or for which any bonus awards are expected to be determined. However, in the year in which the Plan is first implemented, an eligible participant may make an election to defer eligible compensation for services to be performed subsequent to the election and/or to defer any bonus awards determined with respect to services performed subsequent to the election and prior to the date on which any such bonus awards become determinable or payable; provided, however, that such elections are made within 30 days after the date the Plan is effective for eligible employees. Also, in the first year in which a participant becomes eligible to participate in the Plan, the newly eligible participant may make an election to defer eligible compensation for services to be performed subsequent to the election and/or to defer any bonus awards determined with respect to services performed subsequent to the election and prior to the date on which any such bonus awards become determinable or payable; provided, however, that such elections are made within 30 days after the date the employee becomes eligible.

     The Plan is an unfunded "book-entry" Plan, and the benefits payable under the Plan are unsecured obligations of the Corporation to pay deferred compensation in the future in accordance with the terms of the Plan. The deferred compensation obligations will rank equally with other unsecured indebtedness of the Corporation from time to time outstanding.

     Eligible compensation deferred by participants may be allocated to a Deferred Compensation Account or an Investment Account. Amounts allocated to the Deferred Compensation Account will be denominated in units at the end of each calendar quarter and will be valued based upon the Corporation's Common Stock. In addition, if a participant elects to defer amounts into the Deferred Compensation Account, the Corporation will credit the participant's account at the end of each calendar quarter with matching contributions, which will be denominated in units with a value based upon the Corporation's Common Stock, equal to 10%, or such greater amount as the Committee may determine, of the amount deferred by a participant and credited to the participant's Deferred Compensation Account. The units will be converted to shares of Common Stock that will be issued when the participant receives a distribution from the Plan.

     If a participant elects to defer amounts into the Investment Account, the participant will earn interest on amounts credited to that Account. Interest amounts will be credited as of the last day of each calendar quarter in an amount equal to the product of: (i) the average daily balance in the Investment Account for the quarter, multiplied by (ii) one-fourth of the annual prime rate for corporate borrowers quoted at the beginning of the quarter by the Wall Street Journal (or such other comparable interest rate as the Committee may designate from time to time). In the alternative, participants may elect on a quarterly basis, to allocate amounts credited to the Investment Account in discounted stock options to purchase shares of the Corporation's Common Stock or stock units, based on the value of the Corporation's Common Stock. The election period each quarter will be the 10-day period following the public release of the Corporation's quarterly financial results. The discounted stock options and stock units will be valued and granted as of the last business day of the election period. The Committee will determine the terms and conditions of the discounted stock options, including any limitations or restrictions on the exercisability of the options. Unless the Committee otherwise objects, the discount to be applied will be elected by the participant, provided, however, that the discount or discounts will be at least 10% if the stock price is equal to or below $10 per share and $1 if the stock price is above $10 per share but in no event will the discount be greater than 50% of the fair market value of the Corporation's Common Stock. Stock options will not become exercisable until the later of six months after the date of grant or the first day of the calendar year following the calendar year in which the option is granted.

     The number of shares subject to a stock option will be determined by dividing the amount in the Investment Account subject to the participant's election by the discount (or "spread," the difference between the fair market value of the Corporation's Common Stock as of the grant date and the exercise price of the option, after the discount is applied). For example, if the participant elected to allocate $1,000 of his or her Investment Account in the form of a discounted stock option, the fair market value of the Corporation's Common Stock as of the determination date was $1.00 and the discount was 15%, the participant would be granted an option to purchase 6,666 shares of the Corporation's Common Stock at $.85 per share. Any cash amounts remaining in an Investment Account at the time a participant receives a distribution from the Plan will be paid to the participant in cash.

     The Plan provides that the Committee in its sole discretion may credit a participant's account with additional amounts. Any such amounts will be denominated in units with a value based upon shares of Common Stock, but no shares of Common Stock will be issued until the participant receives a distribution of benefits under the Plan.

     Participants are 100% vested at all times in the amounts credited to their accounts under the Plan and in options granted under the Plan subject to limitations and restrictions which may be imposed by the Committee.

     A grantor trust (commonly known as a "rabbi trust") may be created in connection with the Plan to hold the Corporation's
Common Stock to assist the Corporation in fulfilling its obligations to participants under the Plan.

     The amounts of benefits payable in the future under the Plan are not determinable because such benefits depend upon the amount of compensation each participating employee elects to defer, the number of options granted, the discount or discounts applied to determine the option exercise prices and the benefits received from the exercise of the options. A total of 6,000,000 shares has been reserved under the Plan for distribution or for issuance upon exercise of stock options granted under the Plan, subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. As of March 12, 2002, the closing price of a share of the Corporation's Common Stock on the New York Stock Exchange was $1.43.

     Distributions of benefits from participants' accounts under the Plan will be made in the form of a lump sum distribution upon the first to occur of: the participant's disability, the participant's death, first day the participant is no longer an employee of the Corporation or any participating employer, the termination of the Plan, or a date designated by the participant on an election form, which date must be no earlier than a date 13 months after the effective date of an election and, with respect to amounts credited to the participant's account at the discretion of the Committee or to the Investment Account and credited to or allocated to stock units under the Plan, such amounts may not be distributed until the later of six months after the allocation date, or the first day of the calendar year following the calendar year in which the allocation is made, and an election regarding distributions must be approved by the Committee. Options granted under the Plan will be subject to limitations and restrictions as determined by the Committee and as appropriate to comply with applicable federal and state securities laws. Furthermore, options granted under the Plan will not be transferable other than by the laws of descent and distribution, and participants will have no right to sell, assign or pledge their interests in the options. A participant's rights to receive payments of deferred compensation may not be sold, assigned, transferred, pledged, garnished or encumbered.

Duration and Amendment

     The Corporation reserves the right to amend, alter or wholly revise the Plan at any time, including the right to completely terminate the Plan and distribute the benefits payable under the Plan to the participants in the Plan. No amendment will reduce the benefits credited to a participant's account as of the date of such amendment.

Federal Income Tax Consequences Relating to Stock Options

     For a discussion of the federal income tax rules that are generally relevant to stock options, see the section entitled "Federal Income Tax Consequences" under the heading, "Amendment to the Corporation's 1995 Stock Incentive Plan," in this Proxy Statement.

Vote Required for Approval

     The adoption of a Key Employee Deferred Compensation Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting.

     The Board of Directors recommends the shareholders vote
"FOR" the adoption of a Key Employee Deferred Compensation Plan.


                      APPROVAL OF AUDITORS

    BDO Seidman LLP, independent public accountants, has been selected by the Board of Directors as independent auditors for the Corporation for the fiscal year ending December 31, 2002, subject to approval by the shareholders.
PricewaterhouseCoopers LLP historically has been the Corporation's independent public accountants. In 2001, PricewaterhouseCoopers LLP closed its Spokane, Washington, office and the PricewaterhouseCoopers' partners assigned to the Corporation's account and certain other accountants went to work for BDO Seidman LLP in their Spokane, Washington, offices. On October 11, 2001, the Audit Committee of the Board of Directors determined it was in the best interest of the Corporation to change from PricewaterhouseCoopers LLP to BDO Seidman LLP as the Corporation's independent public accountants. This firm is experienced in the field of mining accounting and is well qualified to act in the capacity of auditors. The selection of this firm as independent auditor for the Corporation for the fiscal year ending December 31, 2002, was recommended to the Board of Directors by its Audit Committee, composed of Messrs. McAlpine, Coors and Ordonez, none of whom is an officer or employee of the Corporation. A representative of BDO
Seidman LLP is expected to be present at the Annual Meeting and to make a statement if the representative so desires and to be available to respond to any questions from shareholders.

    The Board of Directors recommends a vote "FOR" approval of the selection of BDO Seidman LLP as the Corporation's independent auditors for 2002.

             PROVISIONS OF THE CORPORATION'S BY-LAWS
      WITH RESPECT TO SHAREHOLDER PROPOSALS AND NOMINATIONS
                    FOR ELECTION AS DIRECTORS

    The Corporation's By-Laws establish procedures governing the eligibility of nominees for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders at an Annual Meeting. For nominations or other business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting; provided, however, that in the event the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Adjournment of a meeting shall not commence a new time period for giving a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended, and Rule 14a-11 thereunder, including such person's written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, who has not otherwise complied with the rules and regulations under the Exchange Act for the inclusion of a shareholder proposal in the Corporation's proxy materials, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in the By-Laws and, if any proposed nomination or business is not in compliance with the By-Laws, to declare that such defective proposal shall be disregarded. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

         SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

    The Corporation will review shareholder proposals intended to be included in the Corporation's proxy materials for the 2003 Annual Meeting of Shareholders which are received by the Corporation at its principal executive offices no later than December 6, 2002, subject to the By-Law provision discussed above. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Corporation. The Corporation will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

                         ANNUAL REPORT

    The Corporation's Annual Report to Shareholders, consisting of the Corporation's Form 10-K for the year ended
December 31, 2001, and other information, is being mailed to shareholders with this Proxy Statement. In addition, a shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended
December 31, 2001 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Annual Report on Form 10-K is not part of the proxy solicitation materials for the Annual Meeting.

                         OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.
However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

                             By Order of the Board of Directors


                             Michael B. White
                             Secretary

April 8, 2002

                                                               Appendix A






                      HECLA MINING COMPANY
             KEY EMPLOYEE DEFERRED COMPENSATION PLAN

                      HECLA MINING COMPANY
             KEY EMPLOYEE DEFERRED COMPENSATION PLAN


                        TABLE OF CONTENTS

                                                             Page

ARTICLE I.  DEFINITIONS

            SECTION 1.1.   DEFINITIONS

ARTICLE II. PARTICIPATING EMPLOYERS

            SECTION 2.1.   ELIGIBILITY
            SECTION 2.2.   PARTICIPATION REQUIREMENTS
            SECTION 2.3.   RECORD KEEPING AND REPORTING
            SECTION 2.4.   TERMINATION OF PARTICIPATION
            SECTION 2.5.   SEPARATE ACCOUNTING

ARTICLE III.ELIGIBILITY AND PARTICIPATION

            SECTION 3.1.   ELIGIBILITY
            SECTION 3.2.   PARTICIPATION
            SECTION 3.3.   SUSPENSION OF ELIGIBILITY

ARTICLE IV. BENEFITS

            SECTION 4.1.   DEFERRED COMPENSATION
            SECTION 4.2.   FORM AND EFFECTIVENESS OF DEFERRAL ELECTIONS
            SECTION 4.3.   MATCHING AMOUNTS
            SECTION 4.4.   DISCRETIONARY AMOUNTS
            SECTION 4.5.   PARTICIPANT ACCOUNTS

ARTICLE V.  DISCOUNTED STOCK OPTIONS

            SECTION 5.1.   DETERMINATION OF STOCK OPTIONS
            SECTION 5.2.   DEFERRED AMOUNT
            SECTION 5.3.   FORM AND EFFECTIVENESS OF AN ELECTION
            SECTION 5.4.   OPTION ALLOCATION

ARTICLE VI. VESTING

            SECTION 6.1.   VESTED BENEFIT
            SECTION 6.2.   LIMITATION ON BENEFITS

ARTICLE VII.DISTRIBUTIONS AND EXERCISE OF OPTIONS

            SECTION 7.1.   DISTRIBUTABLE EVENTS
            SECTION 7.2.   DISTRIBUTION OF BENEFITS AND EXERCISE OF OPTIONS
            SECTION 7.3.   EARLY WITHDRAWALS
            SECTION 7.4.   DISTRIBUTIONS AS A RESULT OF TAX DETERMINATION
            SECTION 7.5.   NO PARACHUTE PAYMENT
            SECTION 7.6.   DISTRIBUTION UPON TERMINATION FOR CAUSE

ARTICLE VIII.  VALUATION OF BENEFITS

            SECTION 8.1. DEFERRED COMPENSATION ACCOUNT, COMPANY STOCK ACCOUNT AND COMPANY MATCHING STOCK ACCOUNT
            SECTION 8.2.   HYPOTHETICAL ACCOUNTS

ARTICLE IX. NONTRANSFERABILITY

            SECTION 9.1.   ANTI-ALIENATION OF BENEFITS
            SECTION 9.2.   INCOMPETENT PARTICIPANTS
            SECTION 9.3.   DESIGNATED BENEFICIARY

ARTICLE X.  WITHHOLDING

            SECTION 10.1.  DETERMINATION OF TAX WITHHOLDING
            SECTION 10.2.  WITHHOLDING

ARTICLE XI. VOTING

            SECTION 11.1.  VOTING OF COMPANY STOCK WITH RESPECT TO ACCOUNTS
            SECTION 11.2.  VOTING WITH RESPECT TO OPTIONS

ARTICLE XII.   ADMINISTRATION OF THE PLAN

            SECTION 12.1.  ADMINISTRATOR
            SECTION 12.2.  AUTHORITY OF ADMINISTRATOR
            SECTION 12.3.  OPERATION OF PLAN AND CLAIMS PROCEDURES
            SECTION 12.4.  PARTICIPANT'S ADDRESS
            SECTION 12.5.  CONFLICT OF INTEREST
            SECTION 12.6.  SERVICE OF PROCESS
            SECTION 12.7.  ERRORS IN COMPUTATIONS

ARTICLE XIII.   MISCELLANEOUS PROVISIONS

            SECTION 13.1.  NO EMPLOYMENT RIGHTS
            SECTION 13.2.  PARTICIPANTS SHOULD CONSULT ADVISORS
            SECTION 13.3.  UNFUNDED AND UNSECURED
            SECTION 13.4.  THE TRUST
            SECTION 13.5.  PLAN PROVISIONS
            SECTION 13.6.  SEVERABILITY
            SECTION 13.7.  APPLICABLE LAW
            SECTION 13.8.  STOCK SUBJECT TO PLAN

ARTICLE XIV.AMENDMENTS

            SECTION 14.1.  AMENDMENT OF THE PLAN
            SECTION 14.2.  PROCEDURE FOR AMENDMENT

ARTICLE XV. TERM OF PLAN

            SECTION 15.1.  TERM OF THE PLAN
            SECTION 15.2.  TERMINATION OF FUTURE DEFERRALS


EXHIBIT A - HECLA MINING COMPANY KEY EMPLOYEE DEFERRED COMPENSATION PLAN
            PARTICIPANTS

                      HECLA MINING COMPANY
             KEY EMPLOYEE DEFERRED COMPENSATION PLAN


     Hecla Mining Company, a Delaware corporation, hereby establishes the Hecla Mining Company Key Employee Deferred Compensation Plan, effective as of May 10, 2002, subject to the approval of the plan by the stockholders of Hecla Mining Company. The purpose of the Hecla Mining Company Key Employee Deferred Compensation Plan is to assist Hecla Mining Company in attracting and retaining key employees, encouraging their long-term commitment to the success of the company, reducing cash expenditures of Hecla Mining Company and offering key employees an opportunity to defer compensation, increase their equity ownership in Hecla Mining Company and participate in the increase in value of Hecla Mining Company.


                            ARTICLE I

                           DEFINITIONS

     SECTION 1.1. Definitions. When used in this document with initial capital letters, the following terms have the meanings indicated unless a different meaning is plainly required by the context:

     (a) "Account" or "Accounts" means the separate bookkeeping account or accounts established and maintained for a Participant representing separate unfunded and unsecured general obligations of the Company with respect to a Participant under the Plan and to which are credited amounts pursuant to Articles IV and V of the Plan. A Participant's Accounts shall consist of the Deferred Compensation Account, the Company Stock Account, the Company Matching Stock Account and the Investment Account.

      (b) "Board of Directors" means the Board of Directors of Hecla Mining Company.

      (c) "Bonus Award" means any compensation in addition to Eligible Compensation, paid to a Participant as an employee under any of the Company's bonus or incentive plans.

      (d)  "Business Day" means a day on which the New York Stock
Exchange is open for trading.

      (e) "Change in Control" means the first to occur of any of the following events:

          (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")
               (a "Person") becomes the "beneficial owner" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the
               "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i) the following acquisitions shall not constitute a Change in Control:
               (a) any acquisition directly from the Company, or approved by the Incumbent Directors, following which such Person owns not more than 40% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, (b) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (c) any acquisition by the Company, (d) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (e) any acquisition pursuant to a transaction which complies with clauses (a), (b), and (c) of subsection
               (iii) below; or

          (ii) Individuals who, as of January 1, 2002, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 2002, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors then comprising the Board (either by a specific vote or by approval of the Proxy Statement of the Company in which such person is named as a nominee for director to be elected by the common shareholder, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (iii) Consummation of a reorganization, merger or consolidation (or similar corporate transaction) involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless, immediately following such Business Combination, (a) more than 60% of, respectively, the then outstanding shares of common stock and the total voting power of (i) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (ii) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Outstanding Company Common Stock and Company
               Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding
               Company Common Stock or Outstanding Company Voting
               Securities, as the case may be, were converted pursuant to such Business Combination), and such beneficial ownership of common stock or voting power among the holders thereof is in substantially the same proportion as the beneficial ownership of Outstanding Company Common Stock and the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,
               (b) no Person (other than any employee benefit plan or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the outstanding shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), unless such acquisition is pursuant to a Business Combination that is an acquisition by the Company or a subsidiary of the Company of the assets or stock of another entity that is approved by the Incumbent Directors, following which such person owns not more that 40% of such outstanding shares and of voting power, and (c) at least a majority of the members of the Board of Directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or


          (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company which reduces the number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional shares of Outstanding Company Common Stock or Outstanding Company Voting Securities that increases the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

     (f) "Code" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

     (g) "Common Stock" means the Common Stock, par value $0.25 per share, of Hecla Mining Company as such stock may be reclassified, converted or exchanged by reorganization, merger or otherwise.

     (h) "Company" means the Hecla Mining Company, a Delaware corporation.

     (i) "Company Matching Stock Account" means the Account established and maintained for a Participant as a record of the matching units credited to such Account pursuant to Section 4.3 of the Plan and denominated in units measured by the value of Company Common Stock. The Account shall be hypothetical in nature and shall be maintained for bookkeeping purposes only.

     (j) "Company Stock Account" means the Account established and maintained for a Participant as a record of any discretionary amounts credited to such Account pursuant to Section 4.4 of the Plan and amounts to such Account under Article V and denominated in units measured by the value of Company Common Stock. The Account shall be hypothetical in nature and shall be maintained for bookkeeping purposes only.

     (k) "Compensation Committee" means the Compensation Committee of the Board of Directors or such other committee of directors as may be designated by the Board of Directors to administer the Plan. The committee administering the Plan shall be composed solely of two or more nonemployee directors, as defined in Rule
16b-3 under the Securities Exchange Act of 1934, as amended.
Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Compensation Committee, exercise the powers and duties of the Compensation Committee under the Plan.

     (l) "Deferral Election Form" means such form or forms as may be approved by the Compensation Committee from time to time for use by a Participant to elect to defer compensation under the Plan.
(m) "Deferred Compensation Account" means the Account established and maintained for a Participant as a record of the deferred amounts credited to such Account pursuant to Sections 4.1 and 4.2 of the Plan and denominated in units measured by the value of Company Common Stock. The Account shall be hypothetical in nature and shall be maintained for bookkeeping purposes only.

     (n) "Disability" means a period of disability during which a Participant qualifies for benefits under the Company's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Compensation Committee. If the Company does not sponsor such a plan or discontinues to sponsor such a plan, a Disability shall be determined by the Compensation Committee in its sole discretion.

     (o) "Discretionary Amounts" means the units measured by the value of Company Common Stock credited to a Participant's Account pursuant to Section 4.4 of the Plan.

     (p)  "Distributable Event" means an event identified as such in
Section 7.1 of the Plan.

     (q)  "Eligible Compensation"

          (i) The "Eligible Compensation" of a Participant for any period means, except as provided in the succeeding paragraphs of this subsection, the sum of all remuneration paid to the Participant during such period for service as an employee of a Participating Employer as base salary and wages, bonuses (other than vacation bonuses), sick pay and short-term disability benefits, increased by the amount of pre-tax contributions made on behalf of the Participant by a Participating Employer pursuant to the terms of any qualified profit sharing plan with a Section 401(k) feature maintained by the Participating Employer for that period and by the net amount of compensation reductions experienced by the Participant during such period under any cafeteria plan described in section 125 of the Code maintained by the Participating Employer. Eligible Compensation will not include amounts deferred or paid under an agreement between the Participating Employer and the Participant that is not a plan qualified under section 401(a) of the Code except this Plan, any contributions made pursuant to the provisions of any qualified profit sharing plan with a Section 401(k) feature maintained by the Participating Employer, contributions made or benefits (other than short-term disability benefits) paid by the Participating Employer under any other employee benefit plan, expatriate premiums or amounts realized by the Participant upon the exercise of a nonqualified stock option, the lapse of restrictions applicable to restricted stock or any disposition of stock acquired under a qualified or incentive stock option.

          (ii) A Participant's Eligible Compensation for any year shall be determined without regard to section 401(a)(17) of the Code.

         (iii) Notwithstanding the provisions of paragraph (i) above, a Participant's Eligible Compensation will not include:

               (A)  any remuneration not paid in cash;

               (B) the value of life insurance coverage included in the Participant's wages under section 79 of the Code;

               (C) any car allowance or moving expense or mileage reimbursement;

               (D)  severance pay;

               (E) payments under any plan of deferred compensation except this Plan;

               (F) any benefit under any qualified or nonqualified stock option or stock purchase plan; or

               (G)  any compensation in the form of a Bonus Award.

     (r) "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

     (s) "Investment Account" means the Account established and maintained for a Participant as a record of the deferred amounts credited to such Account pursuant to Article V of the Plan and measured in dollars pursuant to the provisions of that Article V. The Account shall be hypothetical in nature and shall be maintained for bookkeeping purposes only.

     (t)  "Participant" means an individual identified as such under
Article III of the Plan.

     (u) "Participating Employer" means any employer participating in the Plan pursuant to Article II of the Plan.

     (v) "Plan" means the Hecla Mining Company Key Employee Deferred Compensation Plan, as approved by the Board of Directors and the stockholders of the Company, which is unfunded and maintained by Hecla Mining Company and its affiliated companies primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of Hecla Mining Company.

     (w) "Trust" means the Trust or Trusts described in Section 13.4 of the Plan. Any such Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan. Participants and their beneficiaries shall have no beneficial ownership interest in any assets of any such Trust.

     (x) "Trustee" means the corporation or person or persons selected by the Company to serve as Trustee for a Trust or Trusts.

     (y) "Vested" means an interest in the benefit described under the Plan which may be payable to or on behalf of the Participant in accordance with the terms of the Plan.

                           ARTICLE II

                     PARTICIPATING EMPLOYERS

     SECTION 2.1. Eligibility. To be eligible to adopt and participate in the Plan, an employer must be a member of the "controlled group" of corporations, which shall be based upon section 414 of the Code except that the phrase "at least 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in sections 414 and 1563(a) of the Code, that includes the Company.

     Section 2.2. Participation Requirements. The Company, the sponsor of the Plan, and any other affiliated company that is or becomes eligible to adopt the Plan and become a Participating Employer pursuant to Section 2.1 of the Plan may adopt the Plan and become a Participating Employer in the Plan provided that such affiliated company declares in writing to be subject to the terms and conditions of the Plan and files such declaration with the Compensation Committee. The date on which such eligible company may become a Participating Employer in the Plan shall be the date such declaration is filed with the Compensation Committee or such later date specified in the declaration. Each of the Participating Employers shall be obligated for their allocable portion of the benefits provided under the Plan to their respective Participants. The respective benefit obligations of the Participating Employers are not secured in any way. Such obligations constitute no more than unfunded and unsecured promises of payment and performance. Each Participating Employer shall be responsible for, and shall have the obligation of, its allocable share of costs and expenses incurred with respect to the operation and administration of the Plan, and shall be responsible for, and have the obligation of, any benefits payable under the Plan with respect to any employees of such Participating Employer who are Participants in the Plan and eligible to receive benefits under the terms of the Plan.

     Section 2.3. Recordkeeping and Reporting. Each Participating Employer shall maintain records sufficient to determine the benefits (and the compensation sources of such benefits) which may become payable to or with respect to any employee of such Participating Employer who is a Participant in the Plan and to provide such Participants any reports which may be required under the terms of the Plan or by law.

     Section 2.4.  Termination of Participation.  A
Participating Employer, other than the Company, may withdraw from participation in the Plan at any time by providing the Company with thirty (30) days advance written notice of such withdrawal from participation and the effective date of such Participating Employer's withdrawal, which thirty (30) day notice period may be waived by the Company. In addition, the Company may terminate a Participating Employer's participation in the Plan by providing such Participating Employer with thirty (30) days advance written notice, which thirty (30) day notice period may be waived by the Participating Employer. A Participating Employer which terminates its participation in the Plan shall remain obligated under the Plan with respect to benefits payable with respect to employees of the Participating Employer participating in the Plan unless otherwise expressly agreed by the Company with the Company fully assuming such obligations.

     Section 2.5. Separate Accounting. The Company shall establish and maintain separate Accounts for each of the Participating Employers and their respective Participants. Such separate accounting is intended to comply with section 404(a)(5) of the Code and section 1.404(a)-12 of the Treasury Regulations (which provide that an employer can deduct the amounts contributed to a nonqualified plan in the taxable year in which an amount attributable to the contribution is includable in the gross income of employees participating in the plan, but, in the case of a plan in which more than one employee participates only if separate accounts are maintained for each employee).


                           ARTICLE III

                  ELIGIBILITY AND PARTICIPATION

     SECTION 3.1. Eligibility. Each executive officer or key management level employee of a Participating Employer shall be eligible to participate in the Plan effective as of the later of the effective date of the Plan or the date on which such individual first becomes an executive officer or achieves a key management level position; provided, however, that the Compensation Committee shall determine eligibility to participate in the Plan with respect to each such executive officer and key management level employee. In addition, the Compensation Committee may by express action designate other management level or highly compensated employees of the Participating Employers as eligible to participate in the Plan. If the Compensation Committee designates a management level or highly compensated employee of a

Participating Employer as eligible to become a Participant in the Plan, the Compensation Committee shall inform the employee in writing of such designation and the date on which the employee shall become a Participant in the Plan.

     Section 3.2. Participation. An individual eligible to participate in the Plan shall become a Participant upon the filing with the Compensation Committee of a completed Deferral Election Form and acceptance of such form by the Compensation Committee. The name of each individual eligible to participate in the Plan and the date on which such individual becomes a Participant in the Plan shall be recorded on Exhibit A, which exhibit is attached hereto and incorporated herein by reference and which shall be revised by the Compensation Committee from time to time to reflect the operation of the Plan. Once an individual becomes a Participant in the Plan, the individual shall remain a Participant until the benefits which may be payable to the individual under the Plan have been distributed to or on behalf of the individual.

     Section 3.3. Suspension of Eligibility. The Compensation Committee may in its discretion determine that a Participant will no longer be eligible to participate in the Plan and in such event, the Participant's compensation deferral election made in accordance with Article IV and Article V will immediately terminate and no additional amounts shall be credited to his or her Accounts under subsections (a), (b) and (c) of Section 8.1 and Section 5.2 and no further options shall be granted under
Article V until such time as the individual is again determined to be eligible to participate in the Plan by the Compensation Committee and makes a new election under Article IV. However, the Accounts of such Participant shall continue to be adjusted by the other provisions of Article VIII until fully distributed.



                           ARTICLE IV

                            BENEFITS

     SECTION 4.1.  Deferred Compensation.  Subject to the
limitations herein imposed, including, without limitation, Sections 14.1, 14.2, 15.1 and 15.2 of the Plan, a Participant may elect to defer receipt of any one or more of the following items of compensation:

     (a)  Eligible Compensation; and

     (b)  Bonus Awards.

A Participant may defer an item of compensation only to the extent that the Participant is entitled to receive such item of compensation. For each calendar year a Participant may elect to defer up to one hundred percent (100%) of any Bonus Award payable pursuant to a bonus or incentive plan, and up to one hundred percent (100%) of Eligible Compensation. Upon such deferral, the Participant will have no further right to such deferred compensation other than as provided under the Plan. Such deferred compensation shall be denominated in units that shall be measured by the value of Company Common Stock and shall be the record of the value of such deferred compensation credited to a Participant's Account and shall be used solely for accounting purposes.

     Section 4.2.  Form and Effectiveness of Deferral Elections.

     (a)  Except as provided in subsections (d) and (e) of this
Section 4.2, each calendar year a Participant may elect to defer up to one hundred percent (100%) of his or her Eligible Compensation for the following calendar year and credited to the Participant's Deferred Compensation Account. Except as provided in subsections (d) and (e) of this Section 4.2, the Participant is required to file his or her deferral election before December 31 specifying the portion of the Eligible Compensation to be earned in the succeeding calendar year that is to be deferred.

     (b)  Except as provided in subsections (d) and (e) of this
Section 4.2, an election by a Participant to defer a portion of his or her Eligible Compensation pursuant to subsection (a) of this Section 4.2 must be made by the Participant for the calendar year beginning after the calendar year in which occurs the date of said election and the amounts so deferred shall be paid only as provided in this Plan. Such an election must be irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless confirmed and approved by the Compensation Committee. The Participant may change the amount of, or suspend, future deferrals with respect to Eligible Compensation otherwise payable to him or her for calendar years beginning after the date of change or suspension as he or she may specify by written notice to the Compensation Committee. If a Participant elects to change the amount of, or suspend, deferrals, the Participant may make a new deferral election provided that any new election to defer payment of Eligible Compensation must be made before the beginning of the period of service for which the Eligible Compensation is payable, which period is the calendar year. The election to defer shall be irrevocable as to the deferred Eligible Compensation for the period for which the election is made and shall not be effective unless confirmed and approved by the Compensation Committee.

     (c) In addition to amounts deferred by a Participant pursuant to subsections (a) and (b) of this Section 4.2, and except as provided in subsections (d) and (e) of this Section 4.2, each calendar year a Participant may elect to defer all (100%) or a portion of any Bonus Award that would otherwise be payable to the Participant under a bonus or incentive plan and credited to the Participant's Deferred Compensation Account. Except as provided in subsections (d) and (e) of this Section 4.2, an election by a Participant to defer any such Bonus Award that would otherwise be payable under a bonus or incentive plan must be made before the first day of the calendar year in which occurs the end of the fiscal year of the Participant's Participating Employer for which such a Bonus Award is determined. Such a deferral election is irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless confirmed and approved by the Compensation Committee. The period of deferral and form of distribution of an award shall be determined in accordance with the elections made under this subsection (c) and in accordance with the provisions of this Plan.

     (d) In the first year in which a Participant becomes eligible to participate in the Plan, the newly eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the election within thirty (30) days after the date the employee becomes eligible and may make an election to defer any Bonus Award that would otherwise be payable under a bonus or incentive plan with respect to services to be performed subsequent to the election for which the bonus would be payable, provided, however, that the bonus has not yet become determinable or payable and the election is made at least six (6) months before the bonus would otherwise be payable and within thirty (30) days after the date the employee becomes eligible.
This subsection (d) shall apply, however, only with respect to an eligible Participant who becomes a Participant in the Plan on a date other than the first day of the calendar year.

     (e) In the year in which the Plan is first implemented, an eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the election and any Bonus Award that would otherwise be payable under a bonus or incentive plan with respect to services to be performed subsequent to the election for which the bonus would otherwise be payable, provided, however, that any such election is made within thirty (30) days after the date the Plan is effective for eligible employees, and that with respect to elections regarding Bonus Awards, the bonus has not yet become determinable or payable, and the election is made at least six
(6) months before any such bonuses would otherwise be payable.

     (f)  Any elections made pursuant to Section 4.1 and this
Section 4.2 shall be subject to the limitations imposed under the Plan, including, without limitation, the provisions of Sections 14.1, 14.2, 15.1 and 15.2.

     Section 4.3. Matching Amounts. Subject to the limitations imposed under the Plan, including, without limitation, the provisions of Sections 14.1, 14.2, 15.1 and 15.2, if for any calendar year a Participant makes an election under Section 4.2 to defer Eligible Compensation or any Bonus Award pursuant to the provisions of Section 4.2, then, for such year, the Compensation Committee shall credit the Participant's Company Matching Stock Account with matching amounts, which: (i) shall be denominated in units that shall be measured by the value of Company Common Stock, and (ii) shall be equal to ten percent (10%), or such other greater amount as determined by the Compensation Committee from time to time in its sole discretion, of the sum of the amounts of Eligible Compensation deferred by the Participant and credited to the Participant's Deferred Compensation Account for that calendar year and the amounts of any Bonus Award deferred by the Participant and credited to the Participant's Deferred Compensation Account for that year.

     Section 4.4.  Discretionary Amounts.  In addition to
amounts deferred by a Participant under Section 4.2 and the matching amounts determined under Section 4.3, the Compensation Committee may from time to time, in its sole discretion, credit a Participant's Company Stock Account with amounts, which shall be denominated in units that shall be measured by the value of Company Common Stock. Such additional amounts shall be authorized pursuant to and in accordance with the requirements of the Delaware General Corporation Law and Rule 16b-3 under
Section 16 of the Securities Exchange Act of 1934 for such purpose or purposes as the Compensation Committee may deem appropriate, including, without limitation, as mirror employer matching contributions or contributions made by a Participating Employer with respect to a qualified plan maintained by the Participating Employer.

     Section 4.5.  Participant Accounts.  A Company Stock
Account shall be established and maintained for each Participant to the extent amounts are credited under Section 4.4 or under
Article V, a Deferred Compensation Account and a Company Matching Stock Account shall be established and maintained for each Participant with respect to amounts deferred under Section 4.2 and matching amounts credited under Section 4.3 and an Investment Account shall be established and maintained for each Participant with respect to amounts deferred under Article V. The Deferred Compensation Account, the Company Stock Account and the Company Matching Stock Account shall be credited with amounts which shall be denominated in units that shall be measured by the value of the shares of Company Common Stock. The Investment Account shall be credited with amounts which shall be measured in dollars.

                            ARTICLE V

                    DISCOUNTED STOCK OPTIONS

     SECTION 5.1. Determination of Stock Options. In the sole and absolute discretion of the Compensation Committee, the Compensation Committee shall determine for each year whether to grant discounted stock options with respect to Company Common Stock under this Plan. In the event the Compensation Committee determines to grant discounted stock options under the Plan, the Compensation Committee shall, for each year such determination is made, determine in its sole and absolute discretion:

     (a) the terms and conditions of the stock options, including, without limitation, terms and conditions of exercise of such stock options granted pursuant to this Article V; and

     (b) any limitations or restrictions that may apply with respect to the exercise of the options granted.
Each stock option granted pursuant to this Article V shall be evidenced by a written agreement containing the terms and conditions of the stock option, which agreement shall be approved in advance by the Compensation Committee.

Unless the Compensation Committee otherwise objects in writing, the discount to be applied shall be elected by the Participant; provided, however, that the discount shall be at least ten percent (10%) to the extent the stock price is equal to or below ten dollars ($10.00) and one dollar ($1.00) if the stock price is above ten dollars ($10.00) but the discount shall not exceed fifty percent (50%) of the stock price.

     Section 5.2.  Deferred Amount.

     (a) Subject to any limitations which may be imposed under Sections 14.1, 14.2, 15.1 and 15.2 of the Plan and subject to and in accordance with Section 5.3 of the Plan, a Participant may elect to defer a certain portion or all of his or her Eligible Compensation and/or Bonus Award for the year under this Article V and have such deferred amount credited to an Investment Account by completing a form provided by the Compensation Committee that specifies the portion of Eligible Compensation to be earned in the succeeding calendar year and the portion of any Bonus Award to be determined in accordance with a bonus or incentive plan to be subject to such election and filing such completed form with the Compensation Committee. Any such election must be made in the form and in the manner approved by the Compensation Committee.

     (b) If a Participant elects to defer compensation in accordance with this Article V, such deferred amount shall be allocated to an Investment Account, measured in dollars equal to such deferred amount, and credited to the Investment Account as of the close of business on the date that such deferred amount would have otherwise been paid to the Participant. Subject to subsection (c) of this Section 5.2, as of the close of the last day of each calendar quarter, an additional amount shall be credited to each Participant's Investment Account equal to the product of: (i) the average daily balance of the Investment
Account for the quarter, multiplied by (ii) one-fourth of the annual prime rate for corporate borrowers quoted at the beginning of the quarter by the Wall Street Journal (or such other comparable interest rate as the Compensation Committee may designate from time to time).

     (c) If an amount has been deferred by a Participant and allocated to an Investment Account, the Participant may allocate an amount credited to the Investment Account to either: (i) the Company Stock Account and have such amount measured by the value of Company Common Stock, or (ii) the opportunity to have the amount payable in the form of a discounted stock option under the provisions of this Article V. An election to have the amounts allocated to either the Company Stock Account or the opportunity to have the amount payable in the form of a discounted stock option is irrevocable and may be made once for each fiscal quarter of the fiscal year of the Company and if an election is made, it must be made within a ten (10) day period following the public release of the Company's financial results for that fiscal quarter for which an election is made. The election must be made in the form and manner prescribed by the Compensation Committee. To the extent an amount credited to the Investment Account is so allocated under this subsection (c), such allocated amount shall not be credited with interest under Section 5.2(b).

     (d)  Pursuant to and in accordance with subsection (c) of this
Section 5.2, a Participant may make an irrevocable election to have a portion or all of the deferred compensation allocated to the Participant's Investment Account allocated to the Company
Stock Account and measured by the value of Company Common Stock.
If such an irrevocable election is made, the Participant's
Company Stock Account shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such allocated amount determined as of the last Business Day of the election period that shall be within a ten (10) day period following the public release of the Company's financial results for the fiscal quarter of the Company's fiscal year for which the election is made at the stock price per share based upon the closing price as reported on the New York Stock Exchange for such date. Each unit credited to the Company Stock Account shall be measured by the value of one share of Company Common Stock and treated as though invested in such a share of Company Common Stock. The liability for the benefit payable with respect to the units credited to the Company Stock Account shall be satisfied only in shares of Company Common Stock. Alternatively, the Participant may make an irrevocable election pursuant to subsection (c) of this
Section 5.2 to have an amount allocated to the Investment Account allocated to the opportunity to have the benefit payable in the form of a discounted stock option. If such an irrevocable election is made, the benefit payable with respect to such an amount so allocated shall be payable in the form of a discounted stock option.

     (e) The elections made under this Section 5.2 shall be irrevocable and must be made in the form and manner prescribed by the Compensation Committee, and will not be effective unless accepted by the Compensation Committee. A Participant's request to allocate amounts pursuant to this Section 5.2 must be in writing on an allocation request form in such increments as the Compensation Committee may require. All such requests are subject to confirmation and approval by the Compensation Committee.

     (f) Benefits attributable to the value of the Investment Account at the time of a distributable event under Section 7.1 of the Plan shall be delivered to the Participant in dollars.

     Section 5.3.  Form and Effectiveness of an Election.

     (a)  If a Participant is permitted to make an election under this
Article V, the Participant may elect to defer up to one hundred percent (100%) of his or her Eligible Compensation for the following calendar year, determined as a maximum amount and taking into account any amounts deferred under Article IV of the Plan, and allocated to an Investment Account pursuant to this
Article V. Pursuant to the provisions of this Article V, amounts credited to a Participant's Investment Account may be allocated to the Participant's Company Stock Account or the opportunity to have the amounts payable in the form of a discounted stock option under the terms of this Article V. Except as provided in subsections (d) and (e) of this Section 5.3, the Participant is required to file his or her deferral election before December 31 specifying the portion of the Eligible Compensation to be earned in the succeeding calendar year that is to be subject to such election.

     (b)  Except as provided in subsections (d) and (e) of this
Section 5.3, an election by a Participant under subsection (a) of this Section 5.3 must be made by the Participant for the calendar year beginning after the calendar year in which occurs the date of said election and the amounts subject to such election shall be paid only as provided in this Plan. Such an election must be irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless confirmed and approved by the Compensation Committee.

     (c)  If a Participant is permitted to make an election under this
Article V, then, in addition to any election made pursuant to subsections (a) and (b) of this Section 5.3, the Participant may elect to defer up to one hundred percent (100%) of any Bonus
Award that would otherwise be payable to the Participant under any bonus or incentive plan, determined as a maximum amount and taking into account any amounts deferred under Article IV of the Plan, and allocated to an Investment Account pursuant to this
Article V. Pursuant to the provisions of this Article V, amounts credited to a Participant's Investment Account may be allocated to the Participant's Company Stock Account or the opportunity to have the amounts payable in the form of a discounted stock option under the terms of this Article V. Except as provided in subsections (d) and (e) of this Section 5.3, a deferral election by a Participant under this subsection (c) must be made before the first day of the calendar year in which occurs the end of the fiscal year of the Participant's Participating Employer for which such Bonus Award is determined. Such an election is irrevocable and must be made in the form and manner prescribed by the Compensation Committee and shall not be effective unless confirmed and approved by the Compensation Committee.

     (d) In the first year in which a Participant becomes eligible to participate in the Plan, the newly eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the election within thirty (30) days after the date the employee becomes eligible and may make an election to defer any Bonus Award that would otherwise be payable under a bonus or incentive plan with respect to services to be performed subsequent to the election for which the bonus would be payable, provided, however, that the bonus has not yet become determinable or payable and the election is made at least six (6) months before the bonus would otherwise be payable and within thirty (30) days after the date the employee becomes eligible.
This subsection (d) shall apply, however, only with respect to an eligible Participant who becomes a Participant in the Plan on a date other than the first day of the calendar year.

     (e) In the year in which the Plan is first implemented, an eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the election and any Bonus Award that would otherwise be payable under a bonus or incentive plan with respect to services to be performed subsequent to the election for which the bonus would otherwise be payable, provided, however, that any such election is made within thirty (30) days after the date the Plan is effective for eligible employees, and that with respect to elections regarding Bonus Awards, the bonus has not yet become determinable or payable, and the election is made at least six
(6) months before any such bonuses would otherwise be payable.

     Section 5.4.  Option Allocation.

     (a) If a Participant makes an election under this Article V, and the amounts allocated to the Participant's Investment Account are allocated to the opportunity to have the amounts payable in the form of a discounted stock option for a year pursuant to
Section 5.3, then, for the period for which such election is in effect, the Participant will be granted an option, as of the last Business Day of the election period that shall be within a ten
(10) day period following the public release of the Company's financial results for the fiscal quarter for which the election is made (the "determination date") to purchase shares of the Company's Common Stock at the stock price per share determined after the application of the discount and based upon the closing price as reported on the New York Stock Exchange for such Business Day, with the number of shares made available to the Participant as of such determination date based upon the result of: (i) the amount subject to the election divided by (ii) the discount (or "spread," the difference between the fair market value of the Company Common Stock as of the determination date and the value of the Company Common Stock after the discount is applied as of the determination date). (For example, if the Participant elects to have the value of $1,000 allocated to the opportunity to have such amount payable in the form of a discounted stock option, the fair market value of the common stock as of the determination date is $1.00, and the discount is 15%, the Participant will be granted an option, as of the determination date, to purchase 6,666 shares of the Company's stock at $.85 per share.)

     (b) The manner in which the provisions of this Section 5.4 and the provisions of Article V are interpreted and administered shall be determined solely in the discretion of the Compensation
Committee.

     (c) The grant of any discounted option shall be subject to the availability of sufficient shares of Company Common Stock authorized for issuance under Section 13.8 of the Plan.

                           ARTICLE VI

                             VESTING

     SECTION 6.1.  Vested Benefit.  A Participant shall be
considered to be 100% Vested in the units and amounts credited to his or her

Accounts under the Plan and any stock options granted pursuant to
Article V of the Plan subject to any restrictions or limitations that may be imposed by the Compensation Committee under
Article V.

     Section 6.2. Limitation on Benefits. The benefits that may be payable to or on behalf of a Participant under the Plan shall not exceed a distribution of that number of shares of Common Stock equal to the number of units credited to the Participant's Accounts (with any fractional unit being rounded to the next highest whole unit) and any stock options granted pursuant to Article V of the Plan.


                           ARTICLE VII

        DISTRIBUTION OF BENEFITS AND EXERCISE OF OPTIONS

     SECTION 7.1.  Distributable Events.  A Participant's
Distributable Event with respect to the Participant's Accounts shall be the first to occur of the following events:

     (a)  Disability (as defined in Section 1.1(n));

     (b)  the Participant's death;

     (c) the first date on which the Participant is no longer an employee of any Participating Employer;

     (d) the effective date of the termination of the Plan pursuant to Section 15.1;

     (e)  termination for cause subject to and in accordance with
Section 7.6; or

     (f) such other date as elected and specified by the Participant in the Distribution of Benefits Form, which date must be no earlier than a date thirteen (13) months after the date on which occurs the effective date of such election and, with respect to amounts credited or allocated to the Company Stock Account under
Section 4.4 of the Plan or Article V of the Plan, such amounts may not be distributed until the later of six (6) months after the date on which such allocation was made or the first day of the calendar year following the calendar year in which such allocation occurred; furthermore, an election made pursuant to this subsection (f) shall be subject to the acceptance of and approval by the Compensation Committee and shall be made only at the time of the Participant's initial elections on such form and if the election is accepted and approved, it shall be irrevocable.

     Section 7.2.  Distribution of Benefits and Exercise of Options.

     (a) Distribution Commencement Date. Except any withdrawals made pursuant to Section 7.3 which shall be distributed in accordance with that section, distribution of a Participant's Plan benefit shall commence as of the first day of the second calendar month immediately following the calendar month in which the Participant's applicable Distributable Event occurs.

     (b) Form of Distribution. Benefits attributable to the value of the Deferred Compensation Account, the Company Stock Account and the Company Matching Stock Account shall be delivered to the Participant in the form of shares of Common Stock. The distribution and delivery of shares of Common Stock shall be subject to all federal or state securities laws or other rules and regulations as determined by the Company to be applicable.

     (c) Exercise of Stock Options. Company Common Stock options granted under Article V shall be subject to such limitations and restrictions as may be determined to be necessary and appropriate to comply with any applicable federal and state securities rules and regulations. Specifically, however, with respect to any each option granted under Article V: (i) each option shall not be transferable otherwise than be transferred by will or by the laws of descent and distribution, and the Participant shall have no right to sell, assign, or pledge (as collateral for a loan, or as security for the performance of an obligation, or for any other purpose) his or her interest in such option to any person; and
(ii) each option shall not be exercisable until the later of:
(A) six (6) months after the grant date, or (B) the first day of the calendar year following the calendar year in which occurs the grant date.

     (d) Payment With Respect to Accounts. In the event a Participant becomes eligible to receive a payment of benefits under the Plan with respect to the units credited to the Participant's Deferred Compensation Account, the Company Stock Account, and the Company Matching Stock Account, the benefits payable to the Participant or, in the event of the Participant's death, to the Participant's designated beneficiary under the Plan shall be paid in the form of a lump sum distribution.

     (e) Application for Distribution. A Participant shall not be required to make application to receive payment. Distribution shall not be made to any beneficiary, however, until such beneficiary shall have filed a written application for benefits in a form acceptable to the Compensation Committee and such application shall have been approved by the Compensation
Committee.

     Section 7.3. Early Withdrawals. Notwithstanding any provision in this Plan to the contrary, a Participant may request, by providing a written request to the Compensation Committee, a withdrawal prior to the distribution date under the Plan of all or any portion of his or her benefits from any of his or her Accounts under the Plan in increments of twenty-five percent (25%) of aggregate Account value (except, however, no such request shall apply with respect to benefits determined under Article V and the options that may be granted under
Article V). If such a request is accepted and approved by the Compensation Committee, which decision by the Compensation Committee shall be made in its sole and absolute discretion on a case by case basis, a distribution of such benefits may be made to the Participant subject to a penalty for such an early withdrawal at any point equal to a six-month period of nonparticipation (during which no additional amounts will be credited to the Participant's Accounts under subsections (a), (b) and (c) of Section 8.1 and Article V of the Plan) for each twenty-five percent (25%) increment withdrawn. The nonparticipation period would begin as of the date on which the request made by the Participant is accepted and approved by the Compensation Committee. As a result, a Participant withdrawing his or her entire benefit from all of his or her Accounts would be excluded from eligibility to participate in the Plan for a 24-month period beginning as of the date of such acceptance and approval by the Compensation Committee. In addition, a penalty of ten percent (10%) of the value of the amount withdrawn will be imposed on any withdrawal made pursuant to this Section 7.3.

     Section 7.4. Distributions As a Result of Tax Determination. Notwithstanding any provision in this Plan to the contrary, if, at any time, a court or the Internal Revenue Service determines that any amounts or units credited to a Participant's Accounts under the Plan or Trust are includable in the gross income of the Participant and subject to tax, the Compensation Committee may, in its sole discretion, permit a lump sum distribution of an amount equal to the amounts or units determined to be includable in the Participant's gross income.

     Section 7.5. No Parachute Payment. An event described in subsections (d), (e), and (g) of Section 7.1 shall not constitute a Distributable Event if the Compensation Committee in its reasonable discretion following consultation with appropriate tax and/or legal advisors reasonably determines that such distribution will likely constitute a parachute payment for purposes of section 280G of the Code. Furthermore, if such event occurs subsequent to a Change in Control, the Compensation Committee shall, at the Company's expense, promptly request a written opinion of the "independent auditor" with respect to the applicability of such section 280G and such event shall not constitute a Distributable Event unless and until the independent auditor delivers its written unqualified opinion, a copy of which shall be provided to the Participant, to the effect that a distribution of benefits as a result of such event will not constitute a parachute payment under section 280G of the Code.
As used in this Section 7.5, the term "independent auditor" means the firm of certified public accountants which at the time of the Change in Control had been most recently engaged by the Company or such other comparable and nationally recognized firm of certified public accountants as may be selected by the Compensation Committee in its reasonable discretion.

     Section 7.6. Distribution Upon Termination For Cause. In the event that a Participant is terminated for "cause" (as defined below), the Compensation Committee may, in its discretion, treat such termination or any date subsequent thereto as a Distributable Event. For purposes of this Plan, termination for "cause" means termination based on any of the following:

     (a) the willful and continued failure by the Participant to substantially perform the Participant's duties with a Participating Employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant specifically identifying the manner in which the Participant has not substantially performed the Participant's duties;

     (b) the engaging by the Participant in willful misconduct which is demonstrably injurious to any one or more of the Participating
Employers monetarily or otherwise; or

     (c)  the conviction of the Participant of a felony.

                          ARTICLE VIII

                      VALUATION OF BENEFITS

     SECTION 8.1.  Deferred Compensation Account, Company Stock
Account and Company Matching Stock Account.

     (a) Deferred Amounts. If a Participant elects to defer compensation in accordance with Section 4.2, such deferred compensation shall be measured by the value of Company Common Stock as provided in this subsection (a). The Participant's Deferred Compensation Account shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the last business day of each calendar quarter, based on the average of the closing prices as reported on the New York Stock Exchange for each day during that quarter, in which such compensation would have otherwise been paid to the Participant. Each unit credited to the Deferred Compensation Account shall be measured by the value of one share of Common Stock and treated as though invested in a share of Common Stock. The liability of a benefit payable under the Plan with respect to the units credited to the Deferred Compensation Account shall be satisfied only in shares of Company Common Stock.

     (b) Discretionary Amount. When a Participant's Company Stock Account is to be credited with a Discretionary Amount, it shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of the Discretionary Amount as of such date or dates as determined by the Compensation Committee, based upon the closing price on such date or dates as reported on the New York Stock Exchange for such date or dates. The liability of a benefit payable under the Plan with respect to the units credited to the Company Stock Account shall be satisfied only in shares of Company Common Stock.

     (c) Company Matching Stock Account. When a Participant's Company Matching Stock Account is to be credited with matching units pursuant to Section 4.3, it shall be credited with that number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such matching units as of the last business day of each calendar quarter, based on the average of the closing prices as reported on the New York

Stock Exchange for each day during that quarter. The liability of a benefit payable under the Plan with respect to the units credited to the Company Matching Stock Account shall be satisfied only in shares of Company Common Stock.

     (d) Dividends. A Participant's Deferred Compensation Account, Company Stock Account and Company Matching Stock Account shall be credited on each Common Stock dividend payment date with that number of units equal to the number of shares that could have been acquired based upon the dividends paid by the Company on shares of Common Stock equal to the number of units credited to the Participant's Deferred Compensation Account, Company Stock Account and Company Matching Stock Account, respectively, as of the record date for such dividend.

     (e) Stock Dividends. The number of units credited to a Participant's Deferred Compensation Account, Company Stock Account and Company Matching Stock Account shall be adjusted to reflect any change in the outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change.

     (f) Transfer Upon Change in Control. In the event of a Change in Control, effective as of the close of business on the date of the Change in Control, and if a Trust has been established under
Section 13.4 of the Plan, the number of units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock credited to each Participant's Deferred Compensation Account, Company Stock Account and Company Matching Stock Account shall be determined based upon the fair market value of the Company Common Stock on such date and shall be credited to accounts established for the benefit of each such Participant under the terms of such Trust, and the number of shares (including fractions thereof) of Common Stock equal to such units (including fractions thereof) shall be contributed to such Trust if so permitted or required under the Trust.

     Section 8.2.  Hypothetical Accounts.  The Accounts
established under this Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts (or sub-accounts) shall hold or be required to hold any actual funds or assets.

                           ARTICLE IX

                       NONTRANSFERABILITY

     SECTION 9.1. Anti-Alienation of Benefits. Any benefits which may be credited to a Participant's Accounts under the Plan, any options which may be granted under Article V, and any rights or privileges pertaining thereto, may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; and no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     Section 9.2. Incompetent Participants. If any person who may be eligible to receive a payment under the Plan has been legally declared incompetent and a conservator or other person legally charged with the care of such person or of his or her estate has been appointed, any payment under the Plan to which the person is eligible to receive shall be paid to such conservator or other person legally charged with the care of the person or his or her estate. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Participating Employers and the Plan therefor.

     Section 9.3. Designated Beneficiary. In the event of a Participant's death prior to the payment of all or a portion of any benefits which may be payable with respect to the Participant under the Plan, the payment of any benefits payable on behalf of the Participant under the Plan shall be made to the Participant's beneficiary designated on a "Beneficiary Designation Form," which form shall be accepted and approved by the Compensation Committee. If no such beneficiary has been designated, payment shall be made as required under the Participant's will; or, in the event that there shall be no functioning will under applicable state law, then to such persons as, at the date of the Participant's death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the applicable statute then in force governing the decedent's intestate property, in the proportions specified in such statute.

                            ARTICLE X

                           WITHHOLDING

     SECTION 10.1. Determination of Tax Withholding. The Participating Employer or the Company shall have the authority, duty and power to determine, withhold and report the amount of any applicable federal, state, or local taxes as required under applicable law.

     Section 10.2. Withholding. The amounts payable pursuant to the Plan shall be reduced by the amount of any federal, state or local taxes required by law to be withheld by the Participating Employer or the Company under applicable law with respect to such payments. The Company is authorized to automatically withhold that number of shares of Company Common Stock, determined by the fair market value of the shares at the date of distribution of shares of Company Common Stock to a Participant from his or her Deferred Compensation Account, Company Matching Stock Account or Company Stock Account or on the date of exercise of a stock option granted pursuant to Article V of the Plan, as the case may be, required to pay the applicable withholding taxes in connection with such distribution or exercise of stock option (with the remainder of any fractional share to be paid in cash to the Participant), unless prior to the Distributable Event or the exercise of the option, as the case may be, the Company receives written notice, addressed to the Secretary of the Company, from the Participant indicating that the Participant elects to pay the tax withholding amount related to the distribution of shares from the Deferred Compensation Account, Company Matching Stock Account or Company Stock Account, or the issuance of shares upon exercise of a stock option granted pursuant to Article V, in cash, and the Company promptly receives such cash payment following the date of the Distributable Event or upon exercise of the stock option, as the case may be.


                           ARTICLE XI

                             VOTING

     SECTION 11.1. Voting of Company Stock With Respect to
Accounts. No Participant shall be entitled to any voting rights with respect to any units credited to his or her Deferred
Compensation Account, Company Stock Account or Company Matching
Stock Account.

     Section 11.2. Voting With Respect to Options.  No
Participant shall be entitled to any voting rights with respect to any stock options granted pursuant to Article V of the Plan.


                           ARTICLE XII

                   ADMINISTRATION OF THE PLAN

     SECTION 12.1. Administrator. The administrator of the Plan shall be the Company. However, the Compensation Committee shall act on behalf of the Company with respect to the administration of the Plan.

     Section 12.2. Authority of Administrator. The Compensation Committee shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate, to adopt, establish and revise rules, procedures and regulations relating to the Plan, to determine the conditions subject to which any benefits may be payable, to resolve all factual and legal questions concerning the status and rights of the Participants and others under the Plan, including, but not limited to, eligibility for benefits and to make any other determinations which it believes necessary or advisable for the administration of the Plan. Benefits under this Plan will be payable only if the Compensation Committee decides in its discretion that the applicant is entitled to them under the Plan. The Company shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing payments hereunder. The determinations, interpretations, and regulations of the Compensation Committee and the calculations of the Company shall be final and binding on all persons and parties concerned. The Secretary of the Company shall be the agent of the Plan for the service of legal process in accordance with section 502 of ERISA.

     Section 12.3. Operation of Plan and Claims Procedures. The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. The Company shall be responsible for the expenses incurred in the administration of the Plan. The Company shall also be responsible for determining eligibility for payments and the amounts payable pursuant to the Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan. The procedures for filing claims for payments under the Plan are described below. For claims procedures purposes, the "Claims Manager" shall be the Company.

     (a) Claims Forms. It is the intent of the Company that benefits payable under the Plan shall be payable without the Participant having to complete or submit any claims forms. However, a Participant who believes he or she is entitled to a payment under the Plan may submit a claim for payments in writing to the Company. Any claim for payments under the Plan must be made by the Participant or his or her beneficiary in writing and state the claimant's name and the nature of benefits payable under the Plan on a form acceptable to the Company. If for any reason a claim for payments under the Plan is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, specific references to the pertinent provisions of the Plan on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant.
For this purpose:

          (i) the claimant's claim shall be deemed to be filed when presented orally or in writing to the Claims Manager;

          (ii) the Claims Manager's explanation shall be in writing delivered to the claimant within ninety (90) days of the date the claim is filed.

     (b) Review. The claimant shall have sixty (60) days following his or her receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or the claimant's representative may review pertinent documents and submit written issues and comments.

     (c) Decision on Review. The Claims Manager shall decide the issue on review and furnish the claimant with a copy within sixty
(60) days of receipt of the claimant's request for review of the claimant's claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions in the Plan on which the decision is based. If a copy of the decision is not so furnished to the claimant within such sixty (60) days, the claim shall be deemed denied on review. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this
Section 12.3.

     (d) Disability Claims. Effective for claims filed on or after January 1, 2002, any review of an appeal of a determination with respect to the Participant's Disability must meet the following standards: the review does not afford deference to the initial adverse determination; the review is conducted by an appropriate person who is neither the party who made the initial adverse benefit determination that is the subject of the appeal nor a subordinate of such party; the review provides for the appropriate person to consult with health care professionals with appropriate training and experience in the field of medicine involved in the medical judgment in deciding the appeal of an adverse benefit determination that is based in whole or in part on a medical judgment; and the review provides for the identification of the medical or vocational experts whose advice was obtained in connection with the claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the determination. Furthermore, effective for claims filed on or after January 1, 2002, the ninety (90) day period described in these procedures shall be reduced to forty-five (45) days in the case of a claim of the Participant's Disability. The forty-five (45) day period may be extended by thirty (30) days if the Claims Manager determines the extension is necessary to circumstances outside the control of the Plan, and the claimant is notified prior to the end of the forty-five
(45) day period. If prior to the end of the thirty (30) day extension period, the Claims Manager determines that additional time is necessary, the period may be extended for a second thirty
(30) day period, provided the claimant is notified prior to the end of the first thirty (30) day extension period and such notice specifies the circumstances requiring the extension and the date as of which the Plan expects to render a decision. Effective for claims filed on or after January 1, 2002, the sixty (60) day period described in these procedures shall be reduced to forty-five (45) days with respect to the appeal of the denial of the Participant's claim of Disability. The forty-five (45) day period may be extended by an additional forty-five (45) days if the Claims Manager determines the extension is necessary to circumstances outside the control of the Plan, and the claimant is notified prior to the end of the initial forty-five (45) day period.

     (e) General Rules. No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Claims Manager may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Claims Manager upon request. The Claims Manager may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim. Claimants may be represented by a lawyer or other representative at their own expense, but the Claims Manager reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

     (f) Deadline to File Claim. To be considered timely under the Plan's claim and review procedure, a claim must be filed with the Company within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.

     (g) Exhaustion of Administrative Remedies. The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:
          (i) no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedure set forth herein have been exhausted in their entirety; and

          (ii) in any such legal action all explicit and all implicit determinations by the Company (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

     (h) Deadline to File Legal Action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

          (i) thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

          (ii) six (6) months after the claimant has exhausted the claim and review procedure.

     (i) Knowledge of Facts by Participant Imputed to Beneficiary. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

     Section 12.4. Participant's Address. Each Participant shall keep the Company informed of his or her current address and the current address of his or her beneficiary. The Company shall not be obligated to search for any person. If the location of a Participant is not made known to the Company within three (3) years after the date on which payment of the Participant's benefits payable under the Plan may be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one (1) additional year after such three-year period has elapsed, or, within three (3) years after the actual death of a Participant, the Company is unable to locate any designated beneficiary of the Participant, then neither the Company nor any other Participating Employer shall have any further obligation to pay any benefit under the Plan to or on behalf of such Participant or designated beneficiary and such benefit shall be irrevocably forfeited.

     Section 12.5. Conflict of Interest. If any individual to whom authority has been delegated or redelegated hereunder shall also be a Participant in this Plan, such Participant shall have no authority with respect to any matter specifically affecting such Participant's individual interest hereunder or the interest of a person superior to him or her in the Company or Participating Employer (as distinguished from the interests of all Participants and their beneficiaries or a broad class of Participants and beneficiaries), all such authority being reserved exclusively to other individuals as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

     Section 12.6. Service of Process. In the absence of any designation to the contrary by the Company, the Compensation Committee is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

     Section 12.7. Errors in Computations. The Company, any Participating Employer or the Compensation Committee shall not be liable or responsible for any error in the computation of any Account or the determination of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Company, any Participating Employer or the Compensation Committee and used in determining the benefit. The Company, any Participating Employer, or the Compensation Committee shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment).


                          ARTICLE XIII

                    MISCELLANEOUS PROVISIONS

     SECTION 13.1. No Employment Rights. Neither the Plan nor any action taken under the Plan shall be construed as providing any Participant any right to be retained in the service or employ of any Participating Employer.

     Section 13.2. Participants Should Consult Advisors.
Neither any Participating Employer, nor their respective directors, officers, employees or agents makes any representation or warranty with respect to the federal, state or other tax, financial, estate planning, or the securities or other legal implications of participation in the Plan. Participants should consult with their own tax, financial and legal advisors with respect to their participation in the Plan.

     Section 13.3. Unfunded and Unsecured. The Plan shall at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and no provision shall at any time be made with respect to segregating assets of the Company or any Participating Employer for payment of any amounts under the Plan. Any funds invested under the Plan shall continue for all purposes to be part of the respective general assets of the Company or any Participating Employer and available to general creditors in the event of a bankruptcy (involvement in a pending proceeding under the Federal Bankruptcy Code) or insolvency (inability to pay debts as they mature) of the Company or a Participating Employer. The Company shall promptly notify the Trustee and the applicable Participants of such bankruptcy or insolvency. No Participant or any other person shall have any interests in any particular assets of the Company or any Participating Employer by reason of the right to receive a benefit under the Plan and to the extent the Participant or any other person acquires a right to receive benefits under the Plan, such right shall be no greater than the right of any general unsecured creditor. The Plan constitutes a mere promise by the

Company and any other Participating Employer for the payment of benefits payable under the Plan to the Participants in the future. Nothing contained in the Plan shall constitute a guaranty by any Participating Employer or any other person or entity that any funds in any trust or the assets of the Company or any Participating Employer will be sufficient to pay any benefit under the Plan. Furthermore, no Participant shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.

     Section 13.4. The Trust.

     (a) Establishment of Trust. To fulfill the obligations to the Participants and their beneficiaries under the Plan, a Trust may be established by a trust agreement with a third party, the Trustee, to which cash or other property may be contributed, including securities issued by the Company, to provide for the benefit payments under the Plan. The Trustee for such Trust will have the duty to hold such property or to invest the Trust assets and funds in accordance with the terms of such Trust. All rights associated with the assets of such Trust will be exercised by the Trustee of the Trust or the person designated by such Trustee, and will in no event be exercisable by or rest with Participants or their beneficiaries. Such Trust shall provide that in the event of the insolvency of the employer that established such Trust, the Trustee shall hold the assets for the benefit of the general creditors of the employer. The Trust shall be based on the model trust contained in Internal Revenue Service Revenue Procedure 92-64.

     (b) Contribution Upon Change in Control. If as of the close of business on the date of a Change in Control, the aggregate value of the Participant Accounts exceeds the value of the assets held in a Trust established under subsection (a), then within thirty
(30) days of such Change in Control, each Participating Employer shall have the obligation for providing to such Trust assets having a value at least equal to the amount of such excess.

     Section 13.5. Plan Provisions. Except when otherwise required by the context, any singular terminology shall include the plural.

     Section 13.6. Severability. If a provision of the Plan shall be held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     Section 13.7. Applicable Law. To the extent not preempted by the laws of the United States, the laws of the State of Delaware shall apply with respect to the Plan.

     Section 13.8. Stock Subject to Plan. Subject to and in accordance with the terms of the Plan, the maximum number of shares of Common Stock that shall be made available for purposes of satisfying the obligations of the Company under the Plan is 6,000,000 shares, subject to adjustment by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change. For purposes of counting shares of Company Common Stock available under this Section 13.8 for distribution from Deferred Compensation Accounts, Company Matching Stock Accounts and Company Stock Accounts and for issuance upon exercise of stock options granted pursuant to Article V of the Plan, the number of shares covered by units credited to such Accounts shall be counted on the date units are credited to an Account and the number of shares covered by stock options granted pursuant to
Article V of the Plan shall be counted on the date of grant.


                           ARTICLE XIV

                           AMENDMENTS

     SECTION 14.1. Amendment of the Plan.  The Board of
Directors reserves the power to alter, amend or wholly revise the Plan at any time and from time to time and the interest of each Participant is subject to the powers so reserved; provided, however, that no amendment made subsequent to a Change in Control shall be effective to the extent that it would have a materially adverse impact on a Participant's reasonably expected economic benefit attributable to compensation deferred by the Participant prior to the Change in Control.

     Section 14.2. Procedure for Amendment. An amendment shall be authorized by the Board of Directors and shall be stated in an instrument in writing signed in the name of the Company by a person or persons authorized by the Board of Directors. After the instrument has been so executed, the Plan shall be deemed to have been amended in the manner therein set forth, and all parties interested herein shall be bound thereby. No amendment to the Plan may alter, impair, or reduce the benefits credited to any Accounts prior to the effective date of such amendment without the written consent of any affected Participant.

                           ARTICLE XV

                          TERM OF PLAN

     SECTION 15.1. Term of the Plan. The Company may at any time terminate the Plan by action of the Board of Directors with such termination being effective as of the date that all Participant Accounts have been distributed to Participants in accordance with and subject to the provisions of Article VII of the Plan including, without limitation, Section 7.5 of the Plan, and options granted pursuant to Article V of the Plan. Effective as of the date of such Board of Directors action (or such later date as may be specified therein) all Section 4.1 and Article V compensation deferral elections will terminate, no further options shall be granted under Article V, and no further amounts shall be credited to any Accounts of any Participant under subsections (a), (b) and (c) of Section 8.1 and Article V after such date. However, the Participants' Accounts shall continue to be adjusted by the other provisions of Article V and Article VIII until all benefits are distributed to the Participants or to the Participants' beneficiaries.

     Section 15.2. Termination of Future Deferrals. The Company shall not permit any deferrals under Sections 4.1 and 4.2 of the Plan and shall not credit any Accounts under Sections 4.3 and 4.4 and of Article V of the Plan and no further options shall be granted under Article V on or after the date on which no further shares of Company Common Stock are available for purposes of satisfying the obligations of the Company and any other Participating Employer under the Plan.

     Dated as of this ____ day of ____________, ____.


                                   HECLA MINING COMPANY


                                   By:
                                      --------------------------

                                   Title:
                                         -----------------------

                            EXHIBIT A

                      HECLA MINING COMPANY
      KEY EMPLOYEE DEFERRED COMPENSATION PLAN PARTICIPANTS


  Name of Individuals     Date of Participation        Date of
Eligible to Participate        Eligibility          Participation
-----------------------   ---------------------   ------------------

                                      *Common Class*
WHITE CARD


PROXY SOLICITED ON BEHALF OF              HECLA MINING COMPANY             ANNUAL MEETING OF SHAREHOLDERS
THE BOARD OF DIRECTORS                     6500 Mineral Drive                                May 10, 2002
                                    Coeur d'Alene, Idaho 83815-8788


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE
    FOR DIRECTOR LISTED IN ITEM 1 AND "FOR" PROPOSALS 2, 3, 4, 5 and 6.

         The  undersigned, revoking any previous proxies,  hereby  appoints
ARTHUR BROWN and MICHAEL B. WHITE, and each of them, proxies of the undersigned, with full power of substitution, to attend the Corporation's
Annual Meeting of Shareholders on May 10, 2002, and any adjournments or postponements thereof, and there to vote the undersigned's shares of Common
Stock of the Corporation on the following matters as described in the Board of Directors Proxy Statement for such Meeting, a copy of which has been received by the undersigned.

1.  ELECTION OF DIRECTOR     /  /  FOR the nominee listed below          /  /   WITHHOLD AUTHORITY
                                                                               for the nominee listed below

                                  Phillips S. Baker, Jr.

2. PROPOSAL to approve the amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock of the Corporation from 100,000,000 to 200,000,000.

                   /  /   FOR             /  /   AGAINST              /  / ABSTAIN

3.  PROPOSAL to approve the amendment of the Corporation's 1995 Stock
Incentive Plan to (i) increase the maximum number of shares of Common Stock that may be issued under the plan from 3,000,000 to 6,000,000; and (ii) extend the term of the plan from 10 years to 15 years.

                  /  /   FOR             /  /   AGAINST              /  / ABSTAIN

4. PROPOSAL to approve the amendment of the Corporation's Stock Plan for Nonemployee Directors to (i) increase the maximum number of shares of Common
Stock that may be issued under the plan from 120,000 to 1,000,000; and (ii) change the number of shares of Common Stock to be delivered to each nonemployee director annually from 1,000 shares to that number of shares determined by dividing $10,000 by the average closing prices for the Corporation's Common Stock on the New York Stock Exchange for the prior calendar year.

                 /  /   FOR             /  /   AGAINST              /  / ABSTAIN



















5. PROPOSAL to approve the adoption of a Key Employee Deferred Compensation Plan and to authorize a total of 6,000,000 shares of Common Stock of the Corporation to be issued under the plan.

               /  /   FOR              /  /   AGAINST              /  / ABSTAIN

6.  PROPOSAL to approve the selection of BDO Seidman, LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2002.

              /  /   FOR              /  /   AGAINST              /  / ABSTAIN

7. In their discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof.

        This proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR the election of the one nominee for Director and FOR the adoption of Proposals 2, 3, 4, 5 and 6.

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


Signature_________________________ Signature___________________________ DATE: _____________________, 2002

NOTE: The proxy must be signed exactly as your name or names appear on this card. Executors, administrators, trustees, partners, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer(s), who should specify the title(s) of such officer(s).

                                          *Preferred Class*
BLUE CARD


PROXY SOLICITED ON BEHALF OF              HECLA MINING COMPANY              ANNUAL MEETING OF SHAREHOLDERS
THE BOARD OF DIRECTORS                     6500 Mineral Drive                                 May 10, 2002
                                   Coeur d'Alene, Idaho 83815-8788


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DAVID J. CHRISTENSEN AND
           DR. ANTHONY P. TAYLOR FOR DIRECTORS LISTED IN ITEM 1

        The undersigned, revoking any previous proxies, hereby appoints ARTHUR BROWN and MICHAEL B. WHITE, and each of them, proxies of the undersigned, with full power of substitution, to attend the Corporation's Annual Meeting of Shareholders on May 10, 2002, and any adjournments or postponements thereof, and there to vote the undersigned's shares of Series B Cumulative Convertible Preferred Stock of the Corporation on the following matters as described in the Board of Directors' Proxy Statement for such Meeting, a copy of which has been received by the undersigned.

1.  ELECTION OF DIRECTORS     /  /   FOR two nominees checked in the box to the left of their names below

    /  /  David J. Christensen    /  /  James C. Elkins    /  /  Christopher A. Nash    /  /  Harold L. Vogel
    /  /  Dr. Anthony P. Taylor   /  /  Donald J. Moore    /  /  Anthony M. Sorrentino

             (INSTRUCTION:   To vote for only one nominee,
             check only one name; to WITHHOLD AUTHORITY, check no boxes. If more than two boxes are checked, WITHHOLD AUTHORITY will be deemed to have been specified for all.


   This proxy will be voted as specified, except as noted above if more than two nominees are checked.  If no specification is made, this Proxy will be voted FOR the election of
David J. Christensen and Dr. Anthony P. Taylor for Directors.

   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


Signature__________________________ Signature____________________________ DATE: ____________________, 2002

NOTE: The proxy must be signed exactly as your name or names appear on this card. Executors, administrators, trustees, partners, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer(s), who should specify the title(s) of such officer(s).

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